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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
 CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22234

RMR REAL ESTATE INCOME FUND
(Exact name of registrant as specified in charter)

400 CENTRE STREET
NEWTON, MASSACHUSETTS 02458
(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
Adam D. Portnoy, President RMR Real Estate Income Fund 400 Centre Street Newton, Massachusetts 02458	Michael K. Hoffman, Esq. Skadden, Arps, Slate, Meagher & Flom LLP 4 Times Square New York, New York 10036-6522
Julie A. Tedesco, Esq. State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, Massachusetts 02116

Registrant's telephone number, including area code: (617) 332-9530
Date of fiscal year end: December 31
Date of reporting period: June 30, 2009

Item 1.    Reports to Shareholders.

SEMI-ANNUAL REPORTS JUNE 30, 2009

RMR Real Estate Income Fund
RMR Asia Pacific Real Estate Fund

ABOUT INFORMATION CONTAINED IN THIS REPORT:

  •
  PERFORMANCE DATA IS HISTORICAL AND REFLECTS HISTORICAL EXPENSES AND HISTORICAL CHANGES IN NET ASSET VALUE, AS WELL AS FLUCTUATIONS IN THE FINANCIAL MARKETS AND THE COMPOSITION OF THE FUNDS' PORTFOLIOS. PERFORMANCE DATA FOR RMR REAL ESTATE INCOME FUND PRIOR TO JUNE 17, 2009 REFLECTS THE PERFORMANCE OF RMR REAL ESTATE FUND, WHICH WAS REORGANIZED INTO RMR REAL ESTATE INCOME FUND ON JUNE 17, 2009. LIKEWISE, PERFORMANCE DATA FOR RMR ASIA PACIFIC REAL ESTATE FUND PRIOR TO JUNE 16, 2009 REFLECTS THE PERFORMANCE OF OLD RMR ASIA PACIFIC REAL ESTATE FUND, WHICH WAS REORGANIZED INTO RMR ASIA PACIFIC REAL ESTATE FUND ON JUNE 16, 2009. HISTORICAL RESULTS ARE NOT INDICATIVE OF FUTURE RESULTS.

  •
  IF RMR ADVISORS HAD NOT WAIVED FEES, EACH FUND'S RETURNS WOULD HAVE BEEN REDUCED.

  •
  EACH FUND IS A CLOSED END INVESTMENT COMPANY WHOSE COMMON SHARES ARE TRADED ON A NATIONAL SECURITIES EXCHANGE. INVESTORS MAY NOT PURCHASE SHARES DIRECTLY FROM ANY FUND. PLEASE CONSIDER THE INVESTMENT OBJECTIVES, STRATEGIES, RISKS, CHARGES AND EXPENSES BEFORE PURCHASING SHARES OF ANY OF THE FUNDS. AN INVESTMENT IN EACH FUND'S SHARES IS SUBJECT TO MATERIAL RISKS.

  •
  THE CURRENT RECESSION AND THE RESULTING ECONOMIC TURMOIL MAY INCREASE THE RISK ASSOCIATED WITH INVESTING IN THE FUNDS. CONSEQUENCES OF THIS ECONOMIC TURMOIL THAT MAY ADVERSELY EFFECT EACH FUND INCLUDE, AMONG OTHER THINGS:

  •
  A DRAMATIC DECLINE IN THE VALUE OF REAL ESTATE AND SECURITIES ASSOCIATED WITH REAL ESTATE, WHICH MAY CONTINUE FOR A PROLONGED PERIOD, RESULTING IN A HIGHLY VOLATILE AND UNCERTAIN BUSINESS ENVIRONMENT FOR INVESTMENT COMPANIES, SUCH AS THE FUNDS, THAT FOCUS THEIR INVESTMENTS IN REAL ESTATE AND REAL ESTATE RELATED SECURITIES, THUS SIGNIFICANTLY INCREASING THE RISK OF INVESTING IN THE FUNDS;

  •
  A LACK OF AVAILABLE CREDIT, LACK OF CONFIDENCE IN THE FINANCIAL SECTOR AND REDUCED BUSINESS ACTIVITY, ALL OF WHICH COULD MATERIALLY AND ADVERSELY AFFECT THE FUNDS AND THE REITS, REAL ESTATE COMPANIES AND OTHER SECURITIES IN WHICH THEY INVEST;

  •
  ANOTHER SIGNIFICANT DECLINE IN THE EQUITY MARKETS IN GENERAL OR IN THE REAL ESTATE PREFERRED SECURITIES SECTOR OF THE MARKET IN WHICH RMR REAL ESTATE INCOME FUND'S ASSETS ARE CONCENTRATED, WHICH HAS REDUCED THE VALUE OF THE FUNDS' PORTFOLIO SECURITIES (INCLUDING THE FUNDS' INVESTMENTS IN REITS AND OTHER REAL ESTATE COMPANIES), WHICH MAY FURTHER REDUCE THE VALUE OF THE FUNDS' PORTFOLIO SECURITIES, AND WHICH, AMONG OTHER THINGS, MAY LEAD TO RMR REAL ESTATE INCOME FUND'S FAILURE TO MAINTAIN THE MINIMUM LEVEL OF ASSET COVERAGE FOR ITS PREFERRED SECURITIES REQUIRED BY RMR REAL ESTATE INCOME FUND'S GOVERNING DOCUMENTS AND THE INVESTMENT COMPANY ACT OF 1940; AND

  •
  THE LONGER THESE CONDITIONS PERSIST, THE GREATER THE PROBABILITY THAT THESE FACTORS COULD HAVE AN ADVERSE EFFECT ON THE FUNDS' FINANCIAL RESULTS AND CONTINUED VIABILITY.

  •
  GIVEN THE RECENT VOLATILE NATURE OF THE DEBT AND EQUITY CAPITAL MARKETS AND UNCERTAINTY REGARDING FURTHER DECLINES IN ECONOMIC ACTIVITY DURING THE CURRENT RECESSION, EACH FUND AND ITS INVESTMENT ADVISER, RMR ADVISORS, INC., MAY NOT TIMELY ANTICIPATE OR MANAGE EXISTING, NEW OR ADDITIONAL RISKS, CONTINGENCIES OR DEVELOPMENTS, INCLUDING DEVELOPMENTS AFFECTING REITS AND OTHER REAL ESTATE COMPANIES, IN THE CURRENT OR FUTURE MARKET ENVIRONMENT. SUCH A FAILURE COULD MATERIALLY AND ADVERSELY AFFECT A FUND'S INVESTMENTS AND ITS ABILITY TO MEET ITS INVESTMENT OBJECTIVES.

  •
  EACH FUND'S AGREEMENT AND DECLARATION OF TRUST CONTAINS PROVISIONS WHICH LIMIT OWNERSHIP OF FUND SHARES BY ANY PERSON OR GROUP OF PERSONS ACTING TOGETHER AND LIMIT ANY PERSON'S ABILITY TO CONTROL A FUND OR TO CONVERT A FUND TO AN OPEN END FUND. FOR MORE INFORMATION ABOUT ANY OF OUR FUNDS PLEASE VISIT WWW.RMRFUNDS.COM OR CALL OUR INVESTOR RELATIONS GROUP AT (866)-790-8165.

NOTICE CONCERNING LIMITED LIABILITY

THE AGREEMENTS AND DECLARATIONS OF TRUST OF RMR REAL ESTATE INCOME FUND AND RMR ASIA PACIFIC REAL ESTATE FUND, COPIES OF WHICH, TOGETHER WITH ALL AMENDMENTS AND SUPPLEMENTS THERETO, ARE DULY FILED AT THE PRINCIPAL OFFICE OF THE FUNDS, PROVIDE THAT THE NAMES "RMR REAL ESTATE INCOME FUND" AND "RMR ASIA PACIFIC REAL ESTATE FUND", REFER TO THE TRUSTEES UNDER THE AGREEMENTS AND DECLARATIONS COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF ANY OF THE FUNDS SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, ANY OF THESE FUNDS. ALL PERSONS DEALING WITH ANY OF THE FUNDS IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF THAT FUND WITH WHICH HE OR SHE MAY DEAL FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

RMR Funds June 30, 2009
August 19, 2009

To our shareholders,

Please find our 2009 semi-annual report for our two closed end funds:

  •
  RMR Real Estate Income Fund (NYSE Amex: RIF), beginning on page 2; and

  •
  RMR Asia Pacific Real Estate Fund (NYSE Amex: RAP), beginning on page 26.

We invite you to read through the information contained in this report and to view our website at www.rmrfunds.com.

Sincerely,

Adam D. Portnoy
President

RMR Real Estate Income Fund June 30, 2009

To our shareholders,

In June 2009, shareholders of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund, RMR Preferred Dividend Fund and RMR Dividend Capture Fund voted to reorganize their funds into RMR Real Estate Income Fund (the "Fund"). These reorganizations began on June 17, 2009 and were completed on June 23, 2009 and, following the reorganizations, the Fund assumed the accounting and performance history of RMR Real Estate Fund for periods prior to June 17, 2009. In the pages that follow, you will find data summarizing the Fund's financial results for the six months ended June 30, 2009 and our financial position as of June 30, 2009.

Relevant Market Conditions

Real Estate Industry Fundamentals.    Throughout most of 2008, commercial real estate operating fundamentals held up relatively well. Late in 2008, however, fundamentals started to weaken and continued to deteriorate at a more rapid pace during the first half of 2009. Since the current recession officially started in December 2007, the economy has lost close to 6 million jobs. In addition, consumer spending, which typically accounts for almost two thirds of the U.S. economy, has significantly declined.

Lower corporate earnings, lower consumer spending and slower global trade have resulted in higher vacancy rates and lower rents for commercial real estate across most property types and geographic regions. This slowdown in economic activity has forced many real estate investment trusts ("REITs") to lower or discontinue distributions on their common equity securities in an effort to conserve cash to pay down debt. So far this year, approximately 50% of publicly traded REITs have either lowered or suspended dividends.

Despite recent improved liquidity in the credit markets, capital availability remained severely constrained during the first half of 2009. Real estate operating fundamentals seemed less important to REIT investors during the first quarter of the year as investors focused more on the ability of REITs to address upcoming debt maturities. As the REIT market rebounded sharply from its lows in early March, REITs took advantage of the run up in their share prices to raise equity capital, pay down debt and eliminate the market's perception of potential insolvencies in the sector. Approximately $13 billion of equity capital has been raised in the REIT sector since mid-March. Those REITs that raised equity significantly improved their balance sheet position and risk profiles. However, issuances of equity capital also have been dilutive to REIT shareholders and, in many cases, have significantly reduced expectations for future income per share and share price increases.

Real Estate Industry Technicals.    The REIT market continued to exhibit high volatility during the first half of the year. The REIT market reached a bottom in the first week of March, down 43%, on continued economic weakness and concerns of possible bank nationalizations in the U.S. Positive earnings comments in late March from major U.S. banks and better than expected economic numbers helped spark a twelve week rally in the equity markets. During this period, REITs improved 64% from their March lows and were up 30% during the second quarter. REITs finished the first half of the year down 12% from December 31, 2008.

Fund Strategies, Techniques and Performance

Our primary investment objective is to earn and pay a high level of current income to our common shareholders by investing in real estate companies, including REITs. Our secondary investment objective is capital appreciation. There can be no assurances that we will meet our investment objectives.

During the six months ended June 30, 2009, our total return on net asset value, or NAV (including NAV changes and assuming a hypothetical reinvestment of distributions at NAV), was negative 4.8%. During that same period, the total return for the MSCI U.S. REIT Total Return Index (an unmanaged index of REIT common stocks) was negative 12.4% and the total return for the Merrill Lynch REIT Preferred Index (an unmanaged index of REIT preferred stocks) was 14.8%. The S&P 500 Index (an unmanaged index published as Standard and Poor's Composite Index of 500 common stocks) total return for the six months ended June 30, 2009 was 3.2%. In periods subsequent to June 30, 2009, the Fund plans to report only one broad based securities market index, the MSCI U.S. REIT Total Return Index. The Fund plans to discontinue reporting the Merrill Lynch REIT Preferred Index and the S&P 500 Index because it believes these indices are widely available to investors and do not provide information that is helpful in understanding the Fund's performance.

The Fund's outperformance versus the MSCI U.S. REIT Total Return Index during the first half of 2009 was due to a higher concentration of REIT preferred securities in the Fund versus in the Index. More specifically, our investment allocation to hotel and retail REIT preferred stocks contributed positively to the Fund's performance because REIT preferred securities in these sectors substantially outperfomed the market during the second quarter of the year.

Thank you for your continued support. For more information, please view our website, at www.rmrfunds.com.

Sincerely,

Adam D. Portnoy
President

August 19, 2009

Portfolio holdings by sub-sector as a percentage of investments
(as of June 30, 2009)*

REITs
Lodging/Resorts	21%
Office	15%
Health Care	13%
Office	13%
Others, less than 10% each	30%

Total REITs	92%
Other	8%

Total investments	100%

Portfolio holdings by type of security*

Common securities	47%
Preferred securities	52%
Short term investments	1%

Total investments	100%

*
These percentages represent the Fund's portfolio holdings by sub-sector as a percentage of total portfolio holdings and do not match the percentages included in the Portfolio of Investments schedule which represent the Fund's portfolio holdings by sub-sector as a percentage of the Fund's net assets.

RMR Real Estate Income Fund
Portfolio of Investments – June 30, 2009 (unaudited)

Company	Shares	Value

Common Stocks – 59.5% Real Estate Investment Trusts – 56.3%
Apartments – 10.5%
Apartment Investment & Management Co.	28,745	$254,393
Associated Estates Realty Corp.	57,959	345,436
AvalonBay Communities, Inc.	15,575	871,265
BRE Properties, Inc.	16,000	380,160
Colonial Properties Trust	34,800	257,520
Equity Residential	49,000	1,089,270
Essex Property Trust, Inc.	6,000	373,380
Home Properties, Inc.	500	17,050
Mid-America Apartment Communities, Inc.	20,100	737,871
UDR, Inc.	3,000	30,990

		4,357,335
Diversified – 5.1%
Cousins Properties, Inc.	32,939	279,982
Lexington Corporate Properties Trust	45,475	154,615
Vornado Realty Trust	28,110	1,265,793
Washington Real Estate Investment Trust	18,000	402,660

		2,103,050
Free Standing – 4.3%
National Retail Properties, Inc.	96,900	1,681,215
Realty Income Corp.	4,300	94,256

		1,775,471
Health Care – 9.0%
Cogdell Spencer, Inc.	31,655	135,800
HCP, Inc.	39,580	838,700
Health Care REIT, Inc.	1,050	35,805
Healthcare Realty Trust, Inc.	13,000	218,790
Medical Properties Trust, Inc.	139,120	844,459
Nationwide Health Properties, Inc.	62,654	1,612,714
OMEGA Healthcare Investors, Inc.	2,200	34,144

		3,720,412
Industrial – 1.3%
DCT Industrial Trust, Inc.	75,000	306,000
EastGroup Properties, Inc.	7,100	234,442

		540,442
See notes to financial statements and notes to portfolio of investments.

RMR Real Estate Income Fund
Portfolio of Investments – continued

Company	Shares	Value

Lodging/Resorts – 1.9%
DiamondRock Hospitality Co.	20,000	$125,200
Hersha Hospitality Trust	200,583	497,446
Sunstone Hotel Investors, Inc.	3,285	17,575
Supertel Hospitality, Inc.	84,642	154,048

		794,269
Manufactured Home – 0.0%
Sun Communities, Inc.	100	1,378
Mixed – Office/Industrial – 2.7%
Duke Realty Corp.	31,100	272,747
Liberty Property Trust	36,200	834,048

		1,106,795
Office – 10.3%
Alexandria Real Estate Equities, Inc.	12,500	447,375
Brandywine Realty Trust	130,900	975,205
Corporate Office Properties Trust	15,600	457,548
Highwoods Properties, Inc.	57,900	1,295,223
Kilroy Realty Corp.	1,000	20,540
Mack-Cali Realty Corp.	29,700	677,160
Maguire Properties, Inc. (a)	24,000	20,400
SL Green Realty Corp.	16,900	387,686

		4,281,137
Regional Malls – 3.6%
CBL & Associates Properties, Inc.	18,314	98,712
Simon Property Group, Inc.	21,890	1,125,803
The Macerich Co.	14,988	263,939

		1,488,454
Shopping Centers – 3.9%
Cedar Shopping Centers, Inc. (a)	38,508	174,056
Equity One, Inc.	3,100	41,106
Kimco Realty Corp.	5,000	50,250
Ramco-Gershenson Properties Trust	21,000	210,210
Regency Centers Corp.	12,700	443,357
Tanger Factory Outlet Centers, Inc.	5,400	175,122
Weingarten Realty Investors	35,000	507,850

		1,601,951
See notes to financial statements and notes to portfolio of investments.

RMR Real Estate Income Fund
Portfolio of Investments – continued

Company	Shares	Value

Specialty – 1.6%
Entertainment Properties Trust	32,500	$669,500
Storage – 2.1%
Extra Space Storage, Inc. (a)	53,700	448,395
Public Storage, Inc.	3,100	202,988
Sovran Self Storage, Inc.	9,250	227,550

		878,933
Total Real Estate Investment Trusts (Cost $36,914,923)		23,319,127
Other – 3.2%
Brookfield Properties Corp.	10,000	79,700
Carador PLC (b)	7,496,600	824,626
Citigroup, Inc. (a)	4,450	13,216
D.R. Horton, Inc.	37,000	346,320
Las Vegas Sands Corp. (c)	12,000	94,320
Total Other (Cost $10,705,595)		1,358,182
Total Common Stocks (Cost $47,620,518)		24,677,309
Preferred Stocks – 72.5%
Real Estate Investment Trusts – 72.1%
Apartments – 3.4%
Apartment Investment & Management Co., Series V	6,500	113,750
Apartment Investment & Management Co., Series Y	11,900	202,419
Associated Estates Realty Corp., Series B	1,500	27,150
BRE Properties, Inc., Series D	7,400	133,200
Colonial Properties Trust, Series D	50,500	934,250
UDR, Inc., Series G	63	1,134

		1,411,903
Diversified – 4.1%
Cousins Properties, Inc., Series B	10,098	148,744
LBA Realty LLC, Series B	87,142	828,720
Lexington Realty Trust, Series B	24,950	314,370
Vornado Realty Trust, Series E	15,400	299,530
Vornado Realty Trust, Series F	5,700	106,875

		1,698,239
Free Standing – 0.7%
National Retail Properties, Inc., Series C	14,500	290,000
See notes to financial statements and notes to portfolio of investments.

RMR Real Estate Income Fund
Portfolio of Investments – continued

Company	Shares	Value

Health Care – 8.5%
HCP, Inc., Series E	1,500	$28,500
Health Care REIT, Inc., Series F	8,775	189,101
Health Care REIT, Inc., Series G (d)	20,000	539,000
LTC Properties, Inc., Series F	10,600	240,620
OMEGA Healthcare Investors Inc., Series D	116,775	2,510,663

		3,507,884
Industrial – 0.5%
First Industrial Realty Trust, Series J	7,600	86,944
Prologis Trust, Series G	6,800	111,520

		198,464
Lodging/Resorts – 26.7%
Ashford Hospitality Trust, Series A	114,710	1,315,724
Ashford Hospitality Trust, Series D	22,000	248,600
Eagle Hospitality Properties Trust, Inc., Series A (a)(b)	165,000	49,500
FelCor Lodging Trust, Inc., Series A (a)(d)	73,000	416,100
FelCor Lodging Trust, Inc., Series C (a)	111,539	644,695
Grace Acquisition I, Inc., Series B (a)(b)	133,800	66,900
Grace Acquisition I, Inc., Series C (a)(b)	18,900	9,450
Hersha Hospitality Trust, Series A	155,500	2,060,375
Host Marriott Corp., Series E	13,465	277,716
Innkeepers USA Trust, Series C (a)	24,000	12,000
LaSalle Hotel Properties, Series D	120,623	1,899,812
LaSalle Hotel Properties, Series E	51,300	945,459
LaSalle Hotel Properties, Series G	10,000	156,500
Strategic Hotels & Resorts, Inc., Series A (a)	12,900	83,850
Strategic Hotels & Resorts, Inc., Series B (a)	77,100	485,730
Sunstone Hotel Investors, Inc., Series A	158,300	2,382,415

		11,054,826
Mixed – Office/Industrial – 1.5%
Duke Realty Corp., Series N	4,500	65,160
Duke Realty Corp., Series O	20,100	352,956
PS Business Parks, Inc., Series L	10,000	197,900

		616,016
See notes to financial statements and notes to portfolio of investments.

RMR Real Estate Income Fund
Portfolio of Investments – continued

Company	Shares	Value

Mortgage – 0.2%
Anthracite Capital, Inc., Series D (a)	3,500	$8,820
MFA Mortgage Investments, Inc., Series A	65	1,462
NorthStar Realty Finance Corp., Series A	5,500	62,150
NorthStar Realty Finance Corp., Series B	105	1,124
RAIT Financial Trust, Series C	700	5,320

		78,876
Office – 10.6%
Alexandria Real Estate Equities, Inc., Series C	56,645	1,164,055
BioMed Realty Trust, Inc., Series A	18,350	319,657
Corporate Office Properties Trust, Series G	4,900	105,252
Corporate Office Properties Trust, Series H	2,000	40,320
Corporate Office Properties Trust, Series J	22,000	443,300
DRA CRT Acquisition Corp., Series A	35,060	315,540
Kilroy Realty Corp., Series E	20,500	390,730
Kilroy Realty Corp., Series F	30,000	550,500
Parkway Properties, Inc., Series D	22,100	417,137
SL Green Realty Corp., Series D	38,500	653,345

		4,399,836
Regional Malls – 2.5%
CBL & Associates Properties, Inc., Series D	2,500	34,125
Glimcher Realty Trust, Series F	56,300	630,278
Glimcher Realty Trust, Series G	18,000	193,140
Taubman Centers, Inc., Series G	9,000	172,350

		1,029,893
Shopping Centers – 7.3%
Cedar Shopping Centers, Inc., Series A	129,649	2,073,088
Kimco Realty Corp., Series F	2,000	35,700
Kimco Realty Corp., Series G	18,496	381,942
Regency Centers Corp., Series C	1,700	33,592
Regency Centers Corp., Series D	12,800	243,968
Regency Centers Corp., Series E	200	3,794
Weingarten Realty Investors, Series E	1,000	16,660
Weingarten Realty Investors, Series F	16,800	262,584

		3,051,328
See notes to financial statements and notes to portfolio of investments.

RMR Real Estate Income Fund
Portfolio of Investments – continued

Company	Shares	Value

Specialty – 6.0%
Digital Realty Trust, Inc., Series A	33,050	$727,100
Entertainment Properties Trust, Series B	20,145	298,146
Entertainment Properties Trust, Series D	111,800	1,446,692

		2,471,938
Storage – 0.1%
Public Storage, Inc. Series X	2,300	44,597
Total Real Estate Investment Trusts (Cost $53,494,591)		29,853,800
Other – 0.4%
Corts-UNUM Provident Financial Trust	8,600	168,560
Total Other (Cost $222,310)		168,560
Total Preferred Stocks (Cost $53,716,901)		30,022,360
Other Investment Companies – 5.9%
Blackrock Preferred and Equity Advantage Trust	19,336	186,786
Cohen & Steers Advantage Income Realty Fund, Inc.	52,500	192,675
Cohen & Steers Premium Income Realty Fund, Inc.	7,177	25,478
Cohen & Steers REIT and Utility Income Fund, Inc.	24,384	173,858
DWS RREEF Real Estate Fund II, Inc.	94,150	51,782
Eaton Vance Enhanced Equity Income Fund II	12,100	148,709
Nicholas-Applegate Convertible & Income Fund II	504	3,190
Nuveen Floating Rate Income Fund	20,185	155,223
Nuveen Real Estate Income Fund	3,700	23,384
Ultra Real Estate ProShares	65,250	232,290
UltraShort Financials ProShares	550	22,974
UltraShort Real Estate ProShares	54,250	1,067,640
Western Asset Emerging Markets Debt Fund, Inc.	10,293	150,587
Total Other Investment Companies (Cost $5,150,741)		2,434,576
Short Term Investments – 1.6%
Other Investment Companies – 1.6%
Dreyfus Cash Management Fund, Institutional Shares, 0.44% (e) (Cost $665,919)	665,919	665,919
Total Investments – 139.5% (Cost $107,154,079)		57,800,164
Other assets less liabilities – 0.7%		305,134
Preferred Shares, at liquidation preference – (40.2)%		(16,675,000)
Net Assets applicable to common shareholders – 100%		$41,430,298

See notes to financial statements and notes to portfolio of investments.

RMR Real Estate Income Fund
Portfolio of Investments – continued

Notes to Portfolio of Investments

(a)
As of June 30, 2009, this security had discontinued paying distributions.

(b)
As of June 30, 2009, the Fund held securities fair valued in accordance with policies adopted by the board of trustees aggregating to $950,476 and 1.6% of market value.

(c)
Non-dividend paying security.

(d)
Convertible into common stock.

(e)
Rate reflects 7 day yield as of June 30, 2009.

See notes to financial statements.

RMR Real Estate Income Fund
Financial Statements

Statement of Assets and Liabilities

June 30, 2009 (unaudited)

Assets
Investments in securities, at value (cost $107,154,079)	$57,800,164
Cash	521
Dividends and interest receivable	633,728
Prepaid expenses	72,513

Total assets	58,506,926

Liabilities
Payable for investment securities purchased	101,648
Advisory fee payable	37,359
Distributions payable – preferred shares	9,787
Accrued expenses and other liabilities	252,834

Total liabilities	401,628

Preferred shares, at liquidation preference
Auction preferred shares, Series M, Series T, Series W, Series Th and Series F; $.001 par value per share; 667 shares issued and outstanding at $25,000 per share liquidation preference	16,675,000

Net assets attributable to common shares	$41,430,298

Composition of net assets
Common shares, $.001 par value per share; unlimited number of shares authorized, 2,375,718 shares issued and outstanding	$2,376
Additional paid-in capital	136,292,716
Distributions in excess of net investment income	(745,742)
Accumulated net realized loss on investments	(44,765,137)
Net unrealized depreciation on investments	(49,353,915)

Net assets attributable to common shares	$41,430,298

Net asset value per share attributable to common shares (based on 2,375,718 common shares outstanding)	$17.44

See notes to financial statements.

RMR Real Estate Income Fund
Financial Statements – continued

Statement of Operations

Six Months Ended June 30, 2009 (unaudited)

Investment Income
Dividends (cash distributions received or due, net of foreign taxes withheld of $420)	$1,989,161
Interest	2,508

Total investment income	1,991,669

Expenses
Merger	484,272
Advisory	136,723
Shareholder reporting	62,611
Administrative	47,109
Audit and legal	36,309
Compliance and internal audit	31,822
Custodian	30,607
Preferred share remarketing	13,686
Trustees' fees and expenses	3,446
Other	46,785

Total expenses	893,370

Net investment income	1,098,299

Realized and unrealized gain (loss) on investments
Net realized loss on sale of investments	(8,259,897)
Net change in unrealized appreciation/(depreciation) of investments	6,396,613

Net realized and unrealized loss on investments	(1,863,284)

Distributions to preferred shareholders from net investment income	(102,030)

Net decrease in net assets attributable to common shares resulting from operations	$(867,015)

See notes to financial statements.

RMR Real Estate Income Fund
Financial Statements – continued

Statements of Changes in Net Assets

	Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31, 2008

Increase (decrease) in net assets resulting from operations
Net investment income	$1,098,299	$5,189,781
Net realized loss on investments	(8,259,897)	(36,484,040)
Net change in unrealized appreciation/(depreciation) of investments	6,396,613	(21,714,632)
Distributions to preferred shareholders from:
Net investment income	(102,030)	(1,489,029)
Net realized gain on sale of investments	—	(490,279)

Net decrease in net assets attributable to common shares resulting from operations	(867,015)	(54,988,199)

Distributions to common shareholders from:
Net investment income	(987,433)	(4,455,330)
Net realized gain on investments	—	(1,538,191)
Return of capital	—	(216,319)
Capital shares transactions
Net proceeds from sale of common shares	21,204	—
Net assets received from reorganization with RMR F.I.R.E. Fund	3,089,673	—
Net assets received from reorganization with RMR Hospitality and Real Estate Fund	7,429,898	—
Net assets received from reorganization with RMR Dividend Capture Fund	2,551,050	—
Net assets received from reorganization with RMR Preferred Dividend Fund	4,551,627	—
Cost of preferred shares repurchased	—	(39,050,000)

Net increase (decrease) from capital transactions	17,643,452	(39,050,000)
Liquidation preference of preferred shares repurchased	—	39,050,000

Total increase (decrease) in net assets attributable to common shares	15,789,004	(61,198,039)
Net assets attributable to common shares
Beginning of period	25,641,294	86,839,333

End of period (including distributions in excess of net investment income of $745,742 and $754,578, respectively)	$41,430,298	$25,641,294

Common shares issued and repurchased
Shares outstanding, beginning of period (a)	1,330,680	1,330,680
Shares issued	1,250	—
Shares issued in reorganization with RMR F.I.R.E. Fund	182,532	—
Shares issued in reorganization with RMR Hospitality and Real Estate Fund	432,390	—
Shares issued in reorganization with RMR Dividend Capture Fund	154,477	—
Shares issued in reorganization with RMR Preferred Dividend Fund	274,389	—

Shares outstanding, end of period	2,375,718	1,330,680

(a)
Common share amounts for all periods prior to the reorganization have been adjusted to reflect the effects of the reorganizations. See Note E.

See notes to financial statements.

RMR Real Estate Income Fund
Financial Highlights

Selected Data For A Common Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31, 2008	Year Ended December 31, 2007		Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004

Per Common Share Operating Performance (a) (b)
Net asset value, beginning of period	$ 19.28	$65.28	$101.33		$80.15	$85.18	$73.59

Income from Investment Operations
Net investment income (c)	.79(d)	3.90	5.64		5.08	3.28	2.41
Net realized and unrealized appreciation/(depreciation) on investments	(1.82)(d)	(43.75)	(28.82)		24.05	(.41)	15.95
Less: Distributions to preferred shareholders (common stock equivalent basis) from:
Net investment income	(.07)(d)	(1.13)	(.87)		(1.18)	(.51)	(.26)
Net realized gain on investments	—(d)	(.36)	(1.13)		(.62)	(.72)	(.26)

Net increase (decrease) in net asset value from operations	(1.10)	(41.34)	(25.18)		27.33	1.64	17.84
Less: Distributions to common shareholders from:
Net investment income	(.74)(d)	(3.33)	(4.77)		(4.05)	(2.77)	(2.72)
Net realized gain on investments	—(d)	(1.18)	(6.10)		(2.10)	(3.90)	(2.92)
Return of capital	—(d)	(.15)	—		—	—	—
Preferred share offering costs charged to capital	—	—	—		—	—	(.61)

Net asset value, end of period	$ 17.44	$19.28	$65.28		$101.33	$80.15	$85.18

Market price, beginning of period	$ 13.85	$56.56	$89.64		$67.44	$75.59	$76.92

Market price, end of period	$ 13.16	$13.85	$56.56		$89.64	$67.44	$75.59

Total Return (e)
Total investment return based on:
Market price (f)	2.00%	(72.28)%	(26.19)%		43.77%	(1.96)%	6.42%
Net asset value (f)	(4.80)%	(67.47)%	(26.28	)%(g)	35.27%	2.10%	24.73%

Ratios/Supplemental Data:
Ratio to average net assets attributable to common shares of:
Net investment income, before total preferred share distributions (c)	10.45	%(d)(h)	7.42%	6.16%	5.60%	4.02%	3.22%
Total preferred share distributions	0.97	%(h)	2.83%	2.18%	1.97%	1.47%	0.67%
Net investment income, net of preferred share distributions (c)	9.48	%(d)(h)	4.59%	3.98%	3.63%	2.55%	2.55%
Expenses, net of fee waivers	8.50	%(h)	2.55%	1.47%	1.50%	1.50%	1.69%
Expenses, before fee waivers	8.50	%(h)	2.97%	1.82%	1.86%	1.87%	2.05%
Portfolio Turnover Rate	32.45%		5.93%	51.01%	36.20%	22.15%	35.52%
Net assets attributable to common shares, end of period (000s)	$41,430		$25,641	$86,839	$134,821	$106,670	$113,357
Preferred shares, liquidation preference ($25,000 per share) (000s)	$16,675		$10,950	$50,000	$50,000	$50,000	$50,000
Asset coverage per preferred share (i)	$87,114		$83,542	$68,420	$92,411	$78,335	$81,679
(a)
Based on average shares outstanding.
(b)
The Fund reorganized with predecessor RMR Funds during the period from June 17, 2009 through June 23, 2009. Share and per share information has been updated to reflect the effects of the reorganizations. See Note E to the financial statements.
(c)
Amounts for periods prior to 12/18/2008 are net of expenses waived by RMR Advisors.
(d)
As discussed in Note A (8) to the financial statements, these amounts are subject to change to the extent that the issuers of the Fund's investments characterize 2009 distributions as capital gains and return of capital.
(e)
Total returns for periods of less than one year are not annualized.
(f)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated; dividends and distributions, if any, are assumed to be reinvested at market prices on the ex-dividend date. The total return based on net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sales of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV on the ex-dividend date. Results represent past performance and do not guarantee future results. The total return would have been lower for periods prior to 12/18/2008 if RMR Advisors had not contractually waived a portion of its investment advisory fee.
(g)
The impact of the net increase resulting from payments by affiliates is less than $0.005/share.
(h)
Annualized.
(i)
Asset coverage per share equals net assets attributable to common shares plus the liquidation preference of the preferred shares divided by the total number of preferred shares outstanding at the end of the period.

See notes to financial statements.

RMR Real Estate Income Fund
Notes to Financial Statements

June 30, 2009 (unaudited)

Note A

(1)   Organization

RMR Real Estate Income Fund (the "Fund") was organized as a Delaware statutory trust on August 19, 2008, and is registered under the Investment Company Act of 1940, as amended, as a non-diversified closed end management investment company. The Fund had no operations prior to June 17, 2009, other than matters relating to the Fund's establishment, registration of the Fund's common shares and preferred shares under the Securities Act of 1933, and the sale of a total of 5,000 Fund common shares for $100,000 to RMR Advisors, Inc. On June 17, 2009, the Fund completed a 4:1 reverse stock split immediately prior to the reorganization of RMR Real Estate Fund (RMR) with the Fund. Each of RMR, RMR Hospitality and Real Estate Fund (RHR), RMR F.I.R.E. Fund (RFR), RMR Preferred Dividend Fund (RDR) and RMR Dividend Capture Fund (RCR) reorganized with the Fund at separate dates during the period from June 17, 2009 to June 23, 2009. See Note E for a complete description of the reorganizations.

(2)   Interim Financial Statements

The accompanying June 30, 2009 financial statements have been prepared without audit. The Fund believes that disclosures made are adequate to make the information presented not misleading. In the opinion of the Fund's management, all adjustments, which include normal recurring adjustments considered necessary for a fair presentation, have been included. The Fund's operating results for this interim period are not necessarily indicative of the results that may be expected on an annual basis for this year or for any future years. In preparing these financial statements, the Fund evaluated events that occurred through August 19, 2009, the date of issuance of these financial statements, for potential recognition or disclosure.

(3)   Use of Estimates

Preparation of these financial statements in conformity with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. The actual results could differ from these estimates particularly for reasons described in Note A (8), and for other reasons.

(4)   Portfolio Valuation

Investment securities of the Fund are valued at the latest sales price whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the average of the closing bid and ask prices on that day. Securities traded primarily on the NASDAQ Stock Market, or NASDAQ, are normally valued by the Fund at the NASDAQ Official Closing Price, or NOCP, provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Some fixed income securities may be valued using pricing provided by a pricing service. Any of the Fund's securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity are valued by the Fund at fair value as determined in good faith under the supervision of the Fund's board of trustees. Numerous factors may be considered when determining fair value of a security, including cost at date of purchase, type of security, the nature and duration of restrictions on disposition of the security and whether the issuer of the

RMR Real Estate Income Fund
Notes to Financial Statements – continued

June 30, 2009 (unaudited)

security being fair valued has other securities of the same type outstanding. Short term debt securities with less than 60 days until maturity may be valued at cost plus interest accrued, which approximates market value.

(5)   Fair Value Measurements

The Fund reports the value of its securities at their fair value. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. The Fund uses a three tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk; for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in valuing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs used to prepare these financial statements is summarized below:

  •
  Level 1 – quoted prices in active markets for identical investments.

  •
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.).

  •
  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

Description	Level 1	Level 2	Level 3	Total

Common Stocks
Real Estate Investment Trusts
Apartments	$4,357,335	$—	$—	$4,357,335
Diversified	2,103,050	—	—	2,103,050
Free Standing	1,775,471	—	—	1,775,471
Health Care	3,720,412	—	—	3,720,412
Industrial	540,442	—	—	540,442
Lodging/Resorts	794,269	—	—	794,269
Manufactured Homes	1,378	—	—	1,378
Mixed – Office/Industrial	1,106,795	—	—	1,106,795
Office	4,281,137	—	—	4,281,137
Regional Malls	1,488,454	—	—	1,488,454
Shopping Centers	1,601,951	—	—	1,601,951
Specialty	669,500	—	—	669,500
Storage	878,933	—	—	878,933

RMR Real Estate Income Fund
Notes to Financial Statements – continued

June 30, 2009 (unaudited)

Description	Level 1	Level 2	Level 3	Total

Total Real Estate Investment Trusts	$23,319,127	$—	$—	$23,319,127
Other	533,556	—	824,626	1,358,182
Total Common Stocks	23,852,683	—	824,626	24,677,309
Preferred Stocks
Real Estate Investment Trusts
Apartments	1,411,903	—	—	1,411,903
Diversified	1,698,239	—	—	1,698,239
Free Standing	290,000	—	—	290,000
Health Care	3,507,884	—	—	3,507,884
Industrial	198,464	—	—	198,464
Lodging/Resorts	10,928,976	125,850	—	11,054,826
Mixed – Office/Industrial	616,016	—	—	616,016
Mortgage	78,876	—	—	78,876
Office	4,399,836	—	—	4,399,836
Regional Malls	1,029,893	—	—	1,029,893
Shopping Centers	3,051,328	—	—	3,051,328
Specialty	2,471,938	—	—	2,471,938
Storage	44,597	—	—	44,597
Total Real Estate Investment Trusts	29,727,950	125,850	—	29,853,800
Other	168,560	—	—	168,560

Total Preferred Stocks	29,896,510	125,850	—	30,022,360
Other Investment Companies	2,434,576	—	—	2,434,576
Short Term Investments
Other Investment Companies	665,919	—	—	665,919
Total Investments	$56,849,688	$125,850	$824,626	$57,800,164

The valuation techniques used by the Fund to measure fair value during the six months ended June 30, 2009 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund utilized broker quotes, issuer company financial information and other market indicators to value the securities whose prices were not readily available.

(6)   Securities Transactions and Investment Income

The Fund records securities transactions on a trade date basis, dividend income on the ex-dividend date and any non-cash dividends at the fair market value of the securities received. The Fund uses the accrual method for recording interest income, including accretion of original issue discount, where applicable, and accretion of discount on short term investments and identified cost basis for realized gains and losses from securities transactions.

RMR Real Estate Income Fund
Notes to Financial Statements – continued

June 30, 2009 (unaudited)

(7)   Taxes

The Fund has qualified and intends to qualify in the future as a "regulated investment company" and to comply with the applicable provisions of subchapter M of the Internal Revenue Code of 1986, as amended, so that it will generally not be subject to U.S. federal income tax. However, the Fund may be subject to a 4% excise tax to the extent the Fund does not distribute substantially all taxable earnings each year.

Some foreign governments may subject the Fund's investment income and securities sales to withholding or other taxes. For the six months ended June 30, 2009, $420 of foreign taxes have been withheld from distributions to the Fund and recorded as a reduction of dividend income.

At June 30, 2009, the Fund did not have any uncertain tax positions. Each of the tax years in the three year period ended December 31, 2008, remains subject to examination by the Internal Revenue Service. During the six months ended June 30, 2009, the Fund did not incur any tax related interest or penalties.

(8)   Distributable Earnings

The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to pay a level distribution amount to common shareholders on a quarterly basis for the three month periods ending March 31, June 30, September 30, and December 31 if, when and in such amounts as may be determined by the Fund's board of trustees in its discretion in light of such factors as may be considered by the board of trustees, which may or may not include market and economic conditions and subject to compliance with applicable law, the Fund's Agreement and Declaration of Trust, the Fund's bylaws and other objectives. Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions may consist of ordinary income (net investment income and short term capital gains), long term capital gains and return of capital. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carry forwards, it is the policy of the Fund not to distribute such gains. Distributions to preferred shareholders are determined as described in Note D.

The Fund has substantial investments in real estate investment trusts, or REITs, which are generally not subject to U.S. federal income taxes. Distributions that the Fund receives from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. However, it is not possible to characterize distributions received from REITs during interim periods because the REIT issuers do not report their tax characterizations until subsequent to year end. Final characterization of the Fund's 2009 distributions to shareholders is also dependent upon the magnitude or timing of the Fund's securities transactions prior to year end. Therefore it is likely that some portion of the Fund's 2009 investment income and distributions to shareholders will be recharacterized as long term capital gain and return of capital for financial statement and U.S. federal income tax purposes subsequent to year end and reflected accordingly in the Fund's year end financial statements.

RMR Real Estate Income Fund
Notes to Financial Statements – continued

June 30, 2009 (unaudited)

Although subject to adjustments, the cost, gross unrealized appreciation and unrealized depreciation of the Fund's investments for U.S. federal income tax purposes as of June 30, 2009, are as follows:

Cost	$107,154,079

Gross unrealized appreciation	$1,501,554
Gross unrealized depreciation	(50,855,469)

Net unrealized appreciation/(depreciation)	$(49,353,915)

(9)   Concentration of Risk

Under normal market conditions, the Fund's investments are concentrated in income producing common shares, preferred shares and debt securities, including convertible preferred and debt securities, issued by real estate companies and REITs. The value of Fund shares may fluctuate more than the shares of a fund not concentrated in the real estate industry due to economic, legal, regulatory, technological or other developments affecting the United States real estate industry.

Note B

Advisory and Administration Agreements and Other Transactions with Affiliates

The Fund has an investment advisory agreement with RMR Advisors, Inc., or RMR Advisors, to provide the Fund with a continuous investment program, to make day to day investment decisions and to generally manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to the agreement, RMR Advisors is compensated at an annual rate of 0.85% of the Fund's average daily managed assets. Managed assets means the total assets of the Fund less liabilities other than any indebtedness entered into for purposes of leverage. For purposes of calculating managed assets, the liquidation preference of preferred shares is not considered a liability. The Fund incurred advisory fees of $136,723 during the six months ended June 30, 2009.

RMR Advisors also performs administrative functions for the Fund pursuant to an administration agreement with the Fund. RMR Advisors has entered into a subadministration agreement with State Street Bank and Trust Company, or State Street, to perform substantially all fund accounting and other administrative services. Under the administration agreement, RMR Advisors is entitled to reimbursement of the cost of providing administrative services. The Fund reimbursed RMR Advisors $47,109 for subadministrative fees charged by State Street for the six months ended June 30, 2009.

Each trustee who is not a director, officer or employee of RMR Advisors, and who is not an "interested person" of the Fund as defined under the 1940 Act, is considered to be a "disinterested trustee". Disinterested trustees are each paid by the Fund an annual fee plus attendance fees for board and committee meetings. The Fund incurred $3,446 of trustee fees and expenses during the six months ended June 30, 2009.

The Fund's board of trustees, and separately the disinterested trustees, authorized the Fund to make reimbursement payments to RMR Advisors for costs related to the Fund's compliance and internal audit programs. The Fund incurred $31,822 of compliance and internal audit expense during the six months ended June 30, 2009. The Fund also participates in pooled insurance programs with RMR Advisors and another

RMR Real Estate Income Fund
Notes to Financial Statements – continued

June 30, 2009 (unaudited)

fund managed by RMR Advisors and makes payments of allocated portions of related premiums. The Fund incurred $14,211 of allocated insurance expense during the six months ended June 30, 2009.

Note C

Securities Transactions

During the six months ended June 30, 2009, there were purchases and sales transactions (excluding short term securities) of $11,967,812 and $11,330,900 respectively. Brokerage commissions on securities transactions amounted to $29,935 during the six months ended June 30, 2009.

Note D

Preferred Shares

On June 17, 2009, in connection with the reorganization of the Fund with RMR, the Fund issued 438 Series T auction preferred shares with a total liquidation preference of $10,950,000. On June 18, 2009, in connection with reorganization of the Fund with RFR, the Fund issued 47 Series W auction preferred shares with a total liquidation preference of $1,175,000. On June 19, 2009, in connection with the reorganization of the Fund with RHR, the Fund issued 91 Series Th auction preferred shares with a total liquidation preference of $2,275,000. On June 22, 2009, in connection with the reorganization of the Fund with RCR, the Fund issued 27 Series F auction preferred shares with a total liquidation preference of $675,000. On June 23, 2009, in connection with the reorganization of the Fund with RDR, the Fund issued 64 Series M auction preferred shares with a total liquidation preference of $1,600,000. The preferred shares are senior to the Fund's common shares and rank on parity with each other class or series of preferred shares of the Fund as to the payment of periodic distributions, including distribution of assets upon liquidation. If the Fund does not timely cure a failure to (1) maintain asset coverage for the preferred shares as required by certain rating agencies rating the Fund's preferred shares, or (2) maintain "asset coverage", as defined in the 1940 Act, of at least 200%, the preferred shares will be subject to redemption in an amount equal to their liquidation preference plus accumulated but unpaid distributions. The holders of the preferred shares have voting rights equal to the holders of the Fund's common shares and generally vote together with the holders of the common shares as a single class. Holders of the preferred shares, voting as a separate class, also are entitled to elect two of the Fund's trustees. The Fund pays distributions on the preferred shares at a rate set at auctions held for each class of preferred shares generally every seven days. Distributions are generally payable every seven days, on the first business day following the end of a distribution period. The preferred share distribution rates were 1.74%, 1.74%, 1.74%, 1.74% and 2.20% per annum for Series M, T, W, Th and F, respectively, as of June 30, 2009.

To date, no auctions for preferred securities of the Fund have failed to attract sufficient clearing bids (such auctions are commonly referred to as "failed" auctions). However, RBC Capital Markets Corporation, an affiliate of the Fund's lead broker dealer for its preferred securities, has acquired for its own account a substantial portion of the Fund's preferred securities in the auctions, and may ultimately come to own for its own account all or substantially all of such preferred securities. According to the Royal Bank of Canada's (the parent company of RBC Capital Markets Corporation) Schedule 13G filing, dated as of June 30, 2009, it owned 26.6% of Series M, 52.3% of Series T, 21.3% of Series W and 18.5% of Series F issued and

RMR Real Estate Income Fund
Notes to Financial Statements – continued

June 30, 2009 (unaudited)

outstanding preferred shares. If RBC Capital Markets Corporation had not been a purchaser of preferred securities in the Fund's auctions, the auctions likely would have failed and holders of the Fund's preferred shares would not have been able to sell their preferred shares in the auctions. There can be no assurance that RBC Capital Markets Corporation or any other of its affiliates will purchase Fund preferred shares in any future auction of Fund preferred securities, or that the Fund will not have any auction for its preferred securities fail. If an auction of the Fund's preferred shares should fail, the dividend rate for the next succeeding dividend period is set according to a pre-determined formula, and the resulting rate may be higher than the rate which the Fund would otherwise pay as a result of a successful auction. In addition, if an auction fails, holders of the Fund's preferred shares may not be able to sell their preferred shares in that auction. If auctions for the Fund's preferred shares fail, or if market conditions generally frustrate the Fund's ability to enhance investment results through the investment of capital attributable to its outstanding preferred shares, such factors may precipitate a change in the form and/or amount of investment leverage used by the Fund.

The Fund proactively manages compliance with asset coverage and other financial ratio requirements applicable to the preferred shares. In order to facilitate compliance with such requirements, and without further notice of its intention to do so, the Fund may from time to time purchase or otherwise acquire its outstanding preferred shares in the open market, in other nondiscriminatory secondary market transactions, pursuant to tender offers or other offers to repurchase preferred shares, or in other permissible purchase transactions, and also may from time to time call or redeem preferred shares in accordance with their terms.

Note E

Reorganizations

RIF and RMR:

On June 17, 2009, the Fund acquired all of the assets and assumed all of the liabilities of RMR, pursuant to an agreement and plan of reorganization approved by the boards of trustees of RMR and the Fund on March 26, 2009, and by the shareholders of RMR at a special meeting on June 4, 2009. It is expected that this transaction qualifies as a tax free reorganization for U.S. federal income tax purposes.

As a result of this reorganization, each holder of RMR common shares received common shares of the Fund having an aggregate net asset value (NAV) equal to the aggregate NAV of the common shareholder's RMR common shares. As of the close of business on June 17, 2009, the NAV of RMR was $3.306 per common share and the NAV of the Fund was $4.240 per common share. The Fund completed a 4:1 reverse stock split on Wednesday, June 17, 2009 and its opening NAV on Thursday, June 18, 2009 was $16.952. Each common share of RMR was converted into 0.195 common shares of the Fund. Immediately after this reorganization, the combined net assets of the Fund amounted to $22,578,829. In connection with the reorganization, the Fund assumed the accounting and performance history of RMR.

As a result of this reorganization, the holders of Series T preferred shares of RMR received Series T preferred shares of the Fund. The aggregate liquidation preference of the Fund Series T preferred shares received by holders of RMR Series T preferred shares in the reorganization was equal to the aggregate liquidation preference of the RMR Series T preferred shares held by such holders immediately prior to the reorganization. The auction date, rate period and dividend payment date of the Fund Series T preferred shares issued in the reorganization are the same as that of the RMR Series T preferred shares exchanged in the reorganization. The

RMR Real Estate Income Fund
Notes to Financial Statements – continued

June 30, 2009 (unaudited)

dividend rate for the initial rate period of Fund Series T preferred shares was identical to the dividend rate set at the most recent auction for RMR Series T preferred shares prior to RMR's reorganization with the Fund.

RIF and RFR:

On June 18, 2009, the Fund acquired all of the assets and assumed all of the liabilities of RFR, pursuant to an agreement and plan of reorganization approved by the boards of trustees of RFR and the Fund on March 26, 2009, and by the shareholders of RFR at a special meeting on June 4, 2009. It is expected that this transaction qualifies as a tax free reorganization for U.S. federal income tax purposes.

As a result of this reorganization, each holder of RFR common shares received common shares of the Fund having an aggregate NAV equal to the aggregate NAV of the common shareholder's RFR common shares. As of the close of business on June 18, 2009, the NAV of RFR was $2.082 per common share and the NAV of the Fund was $16.990 per common share. Each common share of RFR was converted into 0.123 common shares of the Fund. Immediately after the reorganization, the combined net assets of the Fund amounted to $25,719,334.

As a result of this reorganization, the holders of Series W preferred shares of RFR received Series W preferred shares of the Fund. The aggregate liquidation preference of the Fund Series W preferred shares received by holders of RFR Series W preferred shares in the reorganization was equal to the aggregate liquidation preference of the RFR Series W preferred shares held by such holders immediately prior to the reorganization. The auction date, rate period and dividend payment date of the Fund Series W preferred shares issued in the reorganization are the same as that of the RFR Series W preferred shares exchanged in the reorganization. The dividend rate for the initial rate period of Fund Series W preferred shares was identical to the dividend rate set at the most recent auction for RFR Series W preferred shares prior to RFR's reorganization with the Fund.

RIF and RHR:

On June 19, 2009, the Fund acquired all of the assets and assumed all of the liabilities of RHR, pursuant to an agreement and plan of reorganization approved by the boards of trustees of RHR and the Fund on March 26, 2009, and by the shareholders of RHR at a special meeting on June 4, 2009. It is expected that this transaction qualifies as a tax free reorganization for U.S. federal income tax purposes.

As a result of this reorganization, each holder of RHR common shares received common shares of the Fund having an aggregate NAV equal to the aggregate NAV of the common shareholder's RHR common shares. As of the close of business on June 19, 2009, the NAV of RHR was $2.99 per common share and the NAV of the Fund was $17.17 per common share. Each common share of RHR was converted into 0.174 common shares of the Fund. Immediately after the reorganization, the combined net assets of the Fund amounted to $33,439,647.

As a result of this reorganization, the holders of Series Th preferred shares of RHR received Series Th preferred shares of the Fund. The aggregate liquidation preference of the Fund Series Th preferred shares received by holders of RHR Series Th preferred shares in the reorganization was equal to the aggregate liquidation preference of the RHR Series Th preferred shares held by such holders immediately prior to the reorganization. The auction date, rate period and dividend payment date of the Fund Series Th preferred shares issued in the reorganization are the same as that of the RHR Series Th preferred shares exchanged in the reorganization.

RMR Real Estate Income Fund
Notes to Financial Statements – continued

June 30, 2009 (unaudited)

The dividend rate for the initial rate period of Fund Series Th preferred shares was identical to the dividend rate set at the most recent auction for RHR Series Th preferred shares prior to RHR's reorganization with the Fund.

RIF and RCR:

On June 22, 2009, the Fund acquired all of the assets and assumed all of the liabilities of RCR, pursuant to an agreement and plan of reorganization approved by the boards of trustees of RCR and the Fund on March 26, 2009, and by the shareholders of RCR at a special meeting on June 4, 2009. It is expected that this transaction qualifies as a tax free reorganization for U.S. federal income tax purposes.

As a result of this reorganization, each holder of RCR common shares received common shares of the Fund having an aggregate NAV equal to the aggregate NAV of the common shareholder's RCR common shares. As of the close of business on June 22, 2009, the NAV of RCR was $2.03 per common share and the NAV of the Fund was $16.55 per common share. Each common share of RCR was converted into 0.123 common shares of the Fund. Immediately after the reorganization, the combined net assets of the Fund amounted to $34,772,887.

As a result of this reorganization, the holders of Series F preferred shares of RCR received Series F preferred shares of the Fund. The aggregate liquidation preference of the Fund Series F preferred shares received by holders of RCR Series F preferred shares in the reorganization was equal to the aggregate liquidation preference of the RCR Series F preferred shares held by such holders immediately prior to the reorganization. The auction date, rate period and dividend payment date of the Fund Series F preferred shares issued in the reorganization are the same as that of the RCR Series F preferred shares exchanged in the reorganization. The dividend rate for the initial rate period of Fund Series F preferred shares was identical to the dividend rate set at the most recent auction for RCR Series F preferred shares prior to RCR's reorganization with the Fund.

RIF and RDR:

On June 23, 2009, the Fund acquired all of the assets and assumed all of the liabilities of RDR, pursuant to an agreement and plan of reorganization approved by the boards of trustees of RDR and the Fund on March 26, 2009, and by the shareholders of RDR at a special meeting on June 4, 2009. It is expected that this transaction qualifies as a tax free reorganization for U.S. federal income tax purposes.

As a result of this reorganization, each holder of RDR common shares received common shares of the Fund having an aggregate NAV equal to the aggregate NAV of the common shareholder's RDR common shares. As of the close of business on June 23, 2009, the NAV of RDR was $1.71 per common share and the NAV of the Fund was $16.62 per common share. Each common share of RDR was converted into 0.103 common shares of the Fund. Immediately after the reorganization, the combined net assets of the Fund amounted to $39,473,219.

As a result of this reorganization, the holders of Series M preferred shares of RDR received Series M preferred shares of the Fund. The aggregate liquidation preference of the Fund Series M preferred shares received by holders of RDR Series M preferred shares in the reorganization was equal to the aggregate liquidation preference of the RDR Series M preferred shares held by such holders immediately prior to the reorganization. The auction date, rate period and dividend payment date of the Fund Series M preferred shares issued in the

RMR Real Estate Income Fund
Notes to Financial Statements – continued

June 30, 2009 (unaudited)

reorganization are the same as that of the RDR Series M preferred shares exchanged in the reorganization. The dividend rate for the initial rate period of Fund Series M preferred shares was identical to the dividend rate set at the most recent auction for RDR Series M preferred shares prior to RDR's reorganization with the Fund.

Note F

Submission of Proposals to a Vote of Shareholders

A joint special meeting of the shareholders of RMR, RHR, RFR, RDR and RCR (the "Target Funds") was held on June 4, 2009 for shareholders to consider the reorganization of each of the Target Funds with the Fund. The results of the joint special meeting of shareholders of the Target Funds are below:

Target Funds	Shareholders	Votes For	Votes withheld	Votes abstained
RMR	Common	3,494,283.83	400,213.52	95,336.42
RMR	Preferred	380.00	—	—
RHR	Common	1,504,558.75	94,296.40	13,283.00
RHR	Preferred	48.00	—	—
RFR	Common	784.387.04	27,007.85	20,727.55
RFR	Preferred	45.00	—	—
RDR	Common	1,166,901.71	161,683.37	30,056.65
RDR	Preferred	49.00	—	—
RCR	Common	560,524.22	32,814.00	90,610.00
RCR	Preferred	25.00	—	—

A special meeting of the sole initial shareholder of the Fund was held on March 26, 2009 to consider: (1) the investment advisory agreement between the Fund and RMR Advisors, (2) the election of Arthur G. Komantzelis and Barry M. Portnoy to serve as Class III Trustees of the Fund until 2010, John L. Harrington to serve as Class I Trustee of the Fund until 2011 and Jeffrey P. Somers and Adam D. Portnoy to serve as Class II trustees of the Fund until 2012, and the ratification of all actions taken by such Trustees prior to March 26, 2009, (3) the ratification of the selection of Ernst & Young LLP as the Fund's independent public accounting firm for the Fund's 2009 fiscal year, (4) the approval of the Fund's Agreement and Plan of Reorganization and related reorganization with each of RMR, RHR, RFR, RDR and RCR, and (5) the issuance of Fund common shares and preferred shares in connection with the reorganizations. The Fund's sole initial shareholder voted "For" each proposal, including the election of each individual Trustee nominee.

RMR Asia Pacific Real Estate Fund
June 30, 2009

To our shareholders,

In June 2009, shareholders of Old RMR Asia Pacific Real Estate Fund and RMR Asia Real Estate Fund voted to reorganize their funds into RMR Asia Pacific Real Estate Fund ("the Fund"). These reorganizations were completed on June 16, 2009 and, following the reorganizations, the Fund assumed the accounting and performance history of Old RMR Asia Pacific Real Estate Fund for periods prior to June 16, 2009. In the pages that follow, you will find data summarizing the Fund's financial results for the six months ended June 30, 2009 and our financial position as of June 30, 2009.

Relevant Market Conditions

Real Estate Industry Fundamentals.    During the first half of 2009, rental rates in the office sector declined and vacancy rates increased in the key Asian financial centers of Hong Kong, Singapore and Tokyo due to a decline in commercial activity and employment levels. The employment declines also have resulted in less disposable income and less retail expenditures, which has generally lowered the value of retail real estate. In the industrial real estate sector, slowing GDP and trade growth has limited industrial space demand. Residential real estate prices have softened as buyers withhold purchases because of general economic uncertainty. However, the long term demand for residential real estate across Asia remains strong because of favorable demographic trends and a high savings rates; and the demand for residential real estate has recently improved in China and Hong Kong. For the remainder of 2009, we expect the deterioration of commercial real estate fundamentals in the Asia Pacific region to slow as global economic conditions begin to demonstrate some signs of stabilization.

While Asian GDP has slowed in 2009, the Asian region continues to demonstrate superior GDP growth relative to the rest of the world, led by China and India. The International Monetary Fund expects 5.5% GDP growth for the developing Asian countries in 2009, compared to a decline of 1.4% expected in world GDP.

Real Estate Industry Technicals.    We cautiously anticipate demand for real estate investments in the Asia Pacific region to increase as an improved outlook of the world economy emerges and credit availability begins to improve in the second half of 2009. The number of REITs in the region continues to grow, with the Philippines and India currently considering new REIT legislation.

Fund Strategies, Techniques and Performance

Our primary investment objective is capital appreciation. There can be no assurance that we will achieve our investment objective.

During the six months ended June 30, 2009, our total return on net asset value, or NAV, was 14.7%. During that same period, the total return for the EPRA NAREIT Asia Total Return Index (an unmanaged index of Asia Pacific real estate common stocks) was 24.7%. We believe this index is relevant to us because all our investments as of June 30, 2009, excluding short term investments, were in securities of real estate companies in countries covered by this index. The S&P 500 Index (an unmanaged index published as Standard and Poor's Composite Index of 500 common stocks) total return for the six months ended June 30, 2009 was 3.2%. In periods subsequent to June 30, 2009, the Fund plans to report only one broad based securities market index, the EPRA NAREIT Asia Total Return Index. The Fund plans to discontinue reporting the S&P 500 Index because it believes this index is widely available to investors and does not provide information that is helpful in understanding the Fund's performance.

The Fund underperformed the EPRA NAREIT Asia Total Return Index over this period due to the significant upswing in the Asia Pacific equity markets, which saw a number of lesser quality real estate companies and REITs that the Fund did not hold experience large price increases after a period of significant underperformance.

Thank you for your continued support. For more information, please view our website, at www.rmrfunds.com.

Sincerely,

Adam D. Portnoy
President

August 19, 2009

Portfolio holdings by sub-sector as a percentage of investments (as of June 30, 2009)*

Diversified	56%
Hospitality	14%
Office	12%
Retail	11%
Others, less than 10%	3%
Short term investments	4%

Total investments	100%

Real Estate	96%
Short term investments	4%

Total investments	100%

Portfolio holdings by country (as of June 30, 2009)*

Hong Kong	56%
Japan	27%
Singapore	7%
Australia	3%
India	3%
Short term investments	4%

Total	100%

*
These percentages represent the Fund's portfolio holdings by sub-sector and by country as a percentage of total portfolio holdings and do not match the percentages included in the Portfolio of Investments schedule which represent the Fund's portfolio holdings by sub-sector as a percentage of the Fund's net assets.

Portfolio Management Changes

On July 13, 2009, Craig Dunstan, co-portfolio manager for the Fund, resigned from MacarthurCook Investment Managers Limited ("MacarthurCook"), the Fund's investment subadvisor. Mr. Dunstan's resignation was a result of the recent change in control of MacarthurCook described in Note B to the enclosed financial statements. Mr. Dunstan's resignation was not the result of any disagreement with the Fund or any impropriety on the part of MacarthurCook or Mr. Dunstan. Roberto Versace remains a portfolio manager for the Fund and, as of August 19, 2009, no other portfolio manager has replaced Mr. Dunstan. Mr. Versace is now the sole portfolio manager. Mr. Versace has been a Fund Manager at MacarthurCook Limited, the sole owner of MacarthurCook, since July 2007.

RMR Asia Pacific Real Estate Fund
Portfolio of Investments – June 30, 2009 (unaudited)

Company	Shares	Value

Common Stocks – 93.3%
Australia – 3.1%
Office – 2.4%
Commonwealth Property Office Fund *	1,255,000	$838,146
Goodman Group *	2,680,000	793,218

		1,631,364

Retail – 0.7%
CFS Retail Property Trust *	350,000	463,676

Total Australia (Cost $1,890,887)		2,095,040

Hong Kong – 56.1%
Diversified – 31.9%
China Overseas Land & Investment, Ltd.	1,792,680	4,109,903
China Resources Land, Ltd.	1,361,000	3,004,768
Henderson Land Development Co., Ltd.	515,000	2,918,869
Hongkong Land Holdings, Ltd.	377,000	1,327,783
Hysan Development Co., Ltd.	723,000	1,842,024
Kerry Properties, Ltd.	400,000	1,752,654
Shimao Property Holdings, Ltd.	850,000	1,632,272
Shui On Land, Ltd.	2,343,000	1,596,341
Sino-Ocean Land Holdings, Ltd.	650,000	741,413
Soho China, Ltd.	2,100,000	1,279,424
The Wharf (Holdings), Ltd.	388,000	1,638,402

		21,843,853

Hospitality – 14.3%
Sun Hung Kai Properties, Ltd.	784,000	9,765,726

Retail – 9.9%
Hang Lung Properties, Ltd.	1,210,000	3,914,664
The Link REIT *	1,345,000	2,858,539

		6,773,203

Total Hong Kong (Cost $36,785,444)		38,382,782

Japan – 26.7%
Diversified – 16.8%
Mitsubishi Estate Co., Ltd.	345,500	5,735,877
Mitsui Fudosan Co., Ltd.	333,000	5,775,602
Shoei Co., Ltd.	160	1,370

		11,512,849

See notes to financial statements and notes to portfolio of investments.

RMR Asia Pacific Real Estate Fund
Portfolio of Investments – continued

Company	Shares	Value

Office – 9.9%
Nippon Building Fund, Inc. *	313	$2,675,513
Nomura Real Estate Office Fund, Inc. *	245	1,557,584
Orix REIT, Inc. *	325	1,488,080
Tokyu REIT, Inc. *	190	1,026,933

		6,748,110

Total Japan (Cost $26,354,967)		18,260,959

Singapore – 7.4%
Diversified – 7.4%
Ascendas Real Estate Investment Trust *	1,772,000	1,931,901
Cambridge Industrial Trust *	6,345,000	1,527,956
CapitaLand, Ltd. *	442,000	1,123,804
Singapore Land, Ltd.	131,000	482,863

		5,066,524

Total Singapore (Cost $6,342,309)		5,066,524

Total Common Stocks (Cost $71,373,607)		63,805,305

Warrants – 3.0%
India – 3.0%
DLF, Ltd., Macquarie Bank, Ltd., expiring 6/26/12 (a)	139,500	905,355
Unitech, Ltd., Macquarie Bank, Ltd., expiring 5/29/13 (a)	713,000	1,183,580

Total Warrants (Cost $3,998,782)		2,088,935

Short Term Investments – 3.6%
Other Investment Companies – 3.6%
Dreyfus Cash Management Fund, Institutional Shares, 0.44% (b) (Cost $2,463,321)	2,463,321	2,463,321

Total Investments – 99.9% (Cost $77,835,710) (c)		68,357,561

Other assets less liabilities – 0.1%		36,954

Net Assets – 100%		$68,394,515

Notes to Portfolio of Investments

*
The company is organized as a real estate investment trust as defined by the laws of its country of domicile.
(a)
As of June 30, 2009, this security had not paid a distribution.
(b)
Rate reflects 7 day yield as of June 30, 2009.
(c)
As of June 30, 2009, the Fund held securities fair valued in accordance with policies adopted by the board of trustees aggregating to $63,805,305 and 93.3% of market value.

See notes to financial statements.

RMR Asia Pacific Real Estate Fund
Financial Statements

Statement of Assets and Liabilities

June 30, 2009 (unaudited)

Assets
Investments in securities, at value (cost $77,835,710)	$68,357,561
Cash	139
Foreign currency, at value (cost $17,800)	17,816
Receivable for securities sold	307,410
Dividends and interest receivable	305,723
Prepaid expenses	31,599

Total assets	69,020,248

Liabilities
Payable for investment securities purchased	408,386
Advisory fee payable	41,004
Accrued expenses and other liabilities	176,343

Total liabilities	625,733

Net assets	$68,394,515

Composition of net assets
$.001 par value per share; unlimited number of shares authorized, 3,342,963 shares issued and outstanding	$3,343
Additional paid-in capital	90,170,723
Distributions in excess of net investment income	(575,901)
Accumulated net realized loss on investments and foreign currency transactions	(11,725,668)
Net unrealized depreciation on investments and foreign currency transactions	(9,477,982)

Net assets	$68,394,515

Net asset value per share (based on 3,342,963 common shares outstanding)	$20.46

See notes to financial statements.

RMR Asia Pacific Real Estate Fund
Financial Statements – continued

Statement of Operations

Six Months Ended June 30, 2009 (unaudited)

Investment Income
Dividends (cash dividends received or due, net of foreign taxes withheld of $29,102)	$362,229
Interest	9,083

Total investment income	371,312

Expenses
Advisory	94,892
Administrative	47,268
Legal	37,102
Custodian	35,206
Shareholder reporting	33,915
Merger	22,511
Compliance and internal audit	20,323
Audit	10,231
Trustees' fees and expenses	3,705
Other	30,945

Total expenses	336,098
Less: expense waived by the Advisor	(23,723)

Net expenses	312,375

Net investment income	58,937

Realized and unrealized gain (loss) on investments and foreign currency transactions
Net realized loss on sale of investments	(5,940,658)
Net realized gain on foreign currency transactions	10,407
Net change in unrealized appreciation/(depreciation) of investments and foreign currency transactions	10,727,180

Net increase in net assets resulting from operations	$4,855,866

See notes to financial statements.

RMR Asia Pacific Real Estate Fund
Financial Statements – continued

Statements of Changes in Net Assets

	Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31, 2008

Increase (decrease) in net assets resulting from operations
Net investment income	$58,937	$100,321
Net realized loss on investments and foreign currency transactions	(5,930,251)	(5,376,530)
Net change in unrealized appreciation/(depreciation) of investments and foreign currency transactions	10,727,180	(13,937,820)

Net increase (decrease) in net assets resulting from operations	4,855,866	(19,214,029)

Distributions to common shareholders from:
Net investment income	(508,950)	—
Capital shares transactions
Net proceeds from sale of common shares	64,902	—
Net assets received from reorganization with RMR Asia Real Estate Fund	47,486,800	—

Net increase from capital transactions	47,551,702	—

Total increase (decrease) in net assets	51,898,618	(19,214,029)
Net assets
Beginning of period	16,495,897	35,709,926

End of period (including distributions in excess of net investment income of $575,901 and $125,888, respectively)	$68,394,515	$16,495,897

Common shares issued and repurchased (a)
Shares outstanding, beginning of period	900,315	900,315
Shares issued	3,333	—
Shares issued in reorganization with RMR Asia Real Estate Fund	2,439,315	—

Shares outstanding, end of period	3,342,963	900,315

(a)
Common share amounts for all periods prior to the reorganization have been adjusted to reflect the effects of the reorganizations. See Note D.

See notes to financial statements.

RMR Asia Pacific Real Estate Fund
Financial Highlights

Selected Data For A Common Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2009 (unaudited)		Year Ended December 31, 2008	Year Ended December 31, 2007	For the Period May 25, 2006(a) to December 31, 2006

Per Common Share Operating Performance (b) (c)
Net asset value, beginning of period	$18.34		$39.67	$46.10	$37.19	(d)

Income from Investment Operations
Net investment income (e)	.05		.12	.24	.41
Net realized and unrealized appreciation/(depreciation) on investments	2.64		(21.45)	4.97	8.58

Net increase (decrease) in net asset value from operations	2.69		(21.33)	5.21	8.99
Less: Distributions to common shareholders from:
Net investment income	(.57)		—	(7.68)	—
Net realized gain on investments	—		—	(3.96)	—
Common share offering costs charged to capital	—		—	—	(.08)

Net asset value, end of period	$20.46		$18.34	$39.67	$46.10

Market price, beginning of period	$12.53		$33.04	$45.63	$38.99

Market price, end of period	$15.88		$12.53	$33.04	$45.63

Total Return (f)
Total investment return based on:
Market price (g)	30.31%		(62.06)%	(2.99)%	17.05%
Net asset value (g)	14.71%		(53.76)%	11.80%	23.95%

Ratios/Supplemental Data:
Ratio to average net assets attributable to common shares of:
Net investment income (e)	0.61	%(h)	0.42%	0.45%	1.64	%(h)
Expenses, net of fee waivers	3.24	%(h)	2.82%	1.78%	2.25	%(h)
Expenses, before fee waivers	3.48	%(h)	3.07%	2.03%	2.50	%(h)
Portfolio Turnover Rate	35.68%		42.97%	68.69%	27.61%
Net assets attributable to common shares, end of period (000s)	$68,395		$16,496	$35,710	$41,512
(a)
Commencement of operations of predecessor fund.
(b)
Based on average shares outstanding.
(c)
The Fund reorganized with predecessor RMR Funds on June 16, 2009. Share and per share information has been updated to reflect the effects of the reorganizations. See Note D to the financial statements.
(d)
Net asset value at May 25, 2006, reflects the deduction of the average sales load and offering costs of $0.92 per share paid by the holders of common shares of the predecessor Old RMR Asia Pacific Real Estate Fund from the $20.00 offering price for those shares. We paid a sales load and offering cost of $0.94 per share on 1,710,000 shares sold to the public and no sales load or offering costs on 40,000 common shares sold to affiliates of the RMR Advisors for $20 per share.
(e)
Amounts are net of expenses waived by RMR Advisors.
(f)
Total returns for periods of less than one year are not annualized.
(g)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated; dividends and distributions, if any, are assumed to be reinvested at market prices on the ex-dividend date. The total return based on net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sales of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV on the ex-dividend date. Results represent past performance and do not guarantee future results. Total return would have been lower if RMR Advisors had not contractually waived a portion of its investment advisory fee.
(h)
Annualized.

See notes to financial statements.

RMR Asia Pacific Real Estate Fund
Notes to Financial Statements

June 30, 2009 (unaudited)

Note A

(1)   Organization

RMR Asia Pacific Real Estate Fund, or the Fund, was organized as a Delaware statutory trust on December 17, 2008, and is registered under the Investment Company Act of 1940, as amended, or the 1940 Act, as a non-diversified closed end management investment company. The Fund had no operations prior to June 16, 2009, other than matters relating to the Fund's establishment, registration of the Fund's common shares under the Securities Act of 1933, and the sale of a total of 5,000 Fund common shares for $100,000 to RMR Advisors, Inc. On June 16, 2009, the Fund completed a 1.5:1 reverse stock split immediately prior to the reorganization of each of Old RMR Asia Pacific Real Estate Fund (Old RAP) and RMR Asia Real Estate Fund (RAF) with the Fund on June 16, 2009. See Note D for a complete description of the reorganizations.

(2)   Interim Financial Statements

The accompanying June 30, 2009 financial statements have been prepared without audit. The Fund believes that the disclosures made are adequate to make the information presented not misleading. In the opinion of the Fund's management, all adjustments, which include normal recurring adjustments considered necessary for a fair presentation, have been included. The Fund's operating results for this interim period are not necessarily indicative of the results that may be expected on an annual basis for this year or for any future year. In preparing these financial statements, the Fund evaluated events that occurred through August 19, 2009, the date of issuance of these financial statements, for potential recognition or disclosure.

(3)   Use of Estimates

Preparation of these financial statements in conformity with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. The actual results could differ from these estimates.

(4)   Portfolio Valuation

Investment securities of the Fund are valued at the latest sales price reflected on the consolidated tape of the exchange that reflects the principal market for such securities whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the average of the closing bid and ask prices on that day. Any of the Fund's securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity are valued by the Fund at fair value as determined in good faith under the supervision of the Fund's board of trustees. Numerous factors may be considered when determining fair value of a security, including cost at date of purchase, type of security, the nature and duration of restrictions on disposition of the security and whether the issuer of the security being fair valued has other securities of the same type outstanding. Short term debt securities with less than 60 days until maturity may be valued at cost plus interest accrued, which approximates market value.

Some foreign markets close before the close of customary trading sessions on NYSE Amex (usually 4:00 p.m. eastern time). Often, events occur after the principal foreign exchange on which foreign securities trade has closed, but before the NYSE Amex closes, that the Fund determines could affect the value of the foreign securities the Fund owns or cause their earlier trading prices to be unreliable as a basis for determining value.

RMR Asia Pacific Real Estate Fund
Notes to Financial Statements – continued

June 30, 2009 (unaudited)

If these events are expected to materially affect the Fund's net asset value, or NAV, the prices of such securities are adjusted to reflect their estimated fair value as of the close of the NYSE Amex, as determined in good faith under procedures established by the Fund's board of trustees.

(5)   Fair Value Measurements

The Fund reports the value of its securities at their fair value. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. The Fund uses a three tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk; for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in valuing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs used to prepare these financial statements is summarized below:

  •
  Level 1 – quoted prices in active markets for identical investments.

  •
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.).

  •
  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

Description	Level 1	Level 2	Level 3	Total

Common Stocks
Australia
Office	$—	$1,631,364	$—	$1,631,364
Retail	—	463,676	—	463,676
Total Australia	—	2,095,040	—	2,095,040
Hong Kong
Diversified	—	21,843,853	—	21,843,853
Hospitality	—	9,765,726	—	9,765,726
Retail	—	6,773,203	—	6,773,203
Total Hong Kong	—	38,382,782	—	38,382,782
Japan
Diversified	—	11,512,849	—	11,512,849
Office	—	6,748,110	—	6,748,110
Total Japan	—	18,260,959	—	18,260,959

RMR Asia Pacific Real Estate Fund
Notes to Financial Statements – continued

June 30, 2009 (unaudited)

Description	Level 1	Level 2	Level 3	Total

Singapore
Diversified	$—	$5,066,524	$—	$5,066,524
Total Singapore	—	5,066,524	—	5,066,524
Total Common Stocks	—	63,805,305	—	63,805,305
Warrants
India	—	2,088,935	—	2,088,935
Total Warrants	—	2,088,935	—	2,088,935
Short Term Investments
Other Investment Companies	2,463,321	—	—	2,463,321
Total Investments	$2,463,321	$65,894,240	$—	$68,357,561

The valuation techniques used by the Fund to measure fair value during the six months ended June 30, 2009 maximized the use of observable inputs and minimized the use of unobservable inputs. When the S&P 500 Index (an unmanaged index published as Standard & Poor's Composite Index of 500 common stocks) fluctuates significantly from the previous day close, the Fund believes that the closing price of foreign securities on the principal foreign exchange on which they trade may no longer represent the fair value of these securities at the time the U.S. market closes and the Fund fair values its investment securities. Accordingly, in such circumstances, the Fund reports holdings in its foreign securities at their fair values as determined by an independent security pricing service. The service uses a multi-factor model that includes such information as the security's local closing price, relevant general and sector indices, currency fluctuations, depository receipts and futures, as applicable. The model generates an adjustment factor for each security that is applied to the local closing price to adjust it for post closing events, resulting in the security's reported fair value.

There were no investments in securities characterized as Level 3 as of December 31, 2008 or June 30, 2009.

(6)   Securities Transactions and Investment Income

Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on an identified cost basis.

(7)   Taxes

The Fund has qualified and intends to qualify in the future as a "regulated investment company" and to comply with the applicable provisions of subchapter M of the Internal Revenue Code of 1986, as amended, so that it will generally not be subject to U.S. federal income tax. However, the Fund may be subject to a 4% excise tax to the extent the Fund does not distribute substantially all taxable earnings each year.

Some Asia Pacific governments may subject the Fund's investment income and securities sales to withholding or other taxes. For the six months ended June 30, 2009, $29,102 of foreign taxes have been withheld from distributions to the Fund and recorded as a reduction of dividend income.

RMR Asia Pacific Real Estate Fund
Notes to Financial Statements – continued

June 30, 2009 (unaudited)

At June 30, 2009, the Fund did not have any uncertain tax positions. Each of the tax years in the three year period ended December 31, 2008, remains subject to examination by the Internal Revenue Service. During the six months ended June 30, 2009, the Fund did not incur any tax related interest or penalties.

(8)   Distributable Earnings

The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to make distributions of its income at least annually in amounts at least equal to the amount necessary to maintain its status as a regulated investment company. Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions may consist of ordinary income (net investment income and short term capital gains), long term capital gains and return of capital. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carry forwards, it is the policy of the Fund not to distribute such gains.

Although subject to adjustments, the cost, gross unrealized appreciation and unrealized depreciation of the Fund's investments for U.S. federal income tax purposes as of June 30, 2009, are as follows:

Cost	$77,835,710

Gross unrealized appreciation	$4,767,663
Gross unrealized depreciation	(14,245,812)

Net unrealized appreciation/(depreciation)	$(9,478,149)

(9)   Concentration of Risk

Under normal market conditions, the Fund's investments are concentrated in common shares, preferred shares and debt securities, including convertible preferred and debt securities and warrants to purchase equity securities, issued by Asia Pacific real estate companies and real estate investment trusts ("REITs"). The value of Fund shares may fluctuate more than the shares of a fund not concentrated in the real estate industry or in the Asia Pacific region due to economic, legal, regulatory, technological or other developments affecting the Asia Pacific real estate industry and securities market.

(10) Foreign Securities Risk

As compared to U.S. securities, foreign securities may be issued by companies which provide less financial and other information, and which are subject to less developed and difficult to access legal systems, less stringent accounting, auditing and financial reporting standards or different governmental regulations. As compared to U.S. securities markets, foreign securities markets may have different settlement procedures, may have higher transaction costs, may be conducted in a less regulated manner, are generally smaller and may be less liquid and more volatile than securities markets in the U.S. The value of foreign securities may also decline or be unstable because of political, social or economic events or instability outside of the U.S.

(11) Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

RMR Asia Pacific Real Estate Fund
Notes to Financial Statements – continued

June 30, 2009 (unaudited)

The Fund does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of investments. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign currency appreciation/(depreciation) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

Note B

Advisory, Subadvisory and Administration Agreements and Other Transactions with Affiliates

The Fund has an investment advisory agreement with RMR Advisors, Inc., or RMR Advisors, to provide the Fund with a continuous investment program, oversee the subadvisor and generally manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to the agreement, RMR Advisors is compensated at an annual rate of 1% of the Fund's average daily managed assets.

RMR Advisors has contractually agreed to waive a portion of its annual fee equal to 0.25% of the Fund's average daily managed assets until May 25, 2012. The Fund incurred net advisory fees of $71,169 during the six months ended June 30, 2009. The amount of fees waived by RMR Advisors was $23,723 for the six months ended June 30, 2009.

The Fund and RMR Advisors have entered into a subadvisory agreement with MacarthurCook Investment Managers Ltd., or MacarthurCook, a subsidiary of MacarthurCook Limited ("MCK") to make day to day investment decisions and to generally manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to the agreement, RMR Advisors, and not the Fund, pays the subadvisor a monthly fee equal to an annual rate of 0.375% of the Fund's average daily managed assets. MacarthurCook has agreed to waive a portion of the fee payable by RMR Advisors such that until May 25, 2012, the fee payable will be equal to 0.25% of the Fund's average daily managed assets.

On July 1, 2009, the Fund and RMR Advisors entered into an interim investment subadvisory agreement with MacarthurCook (the "Interim Agreement") as a result of a change in control of MacarthurCook as defined in the 1940 Act. Pursuant to a tender offer commenced by AIMS Securities Holdings Pty Ltd ("AIMS") for all of MCK's outstanding shares, AIMS acquired more than 25% of MCK's outstanding shares and caused the existing subadvisory agreement to undergo an "assignment" for purposes of the 1940 Act. This "assignment" caused the automatic termination of the existing subadvisory agreement in accordance with its terms and applicable provisions of the 1940 Act. The Interim Agreement was amended and restated on July 16, 2009. The Interim Agreement is intended to avoid any interruption in portfolio management services to the Fund until the Fund's board of trustees can obtain additional information with respect to AIMS' tender offer and its impact on MCK. The Interim Agreement is identical in all material respects to the existing agreement, including the amount of the compensation to be paid to MacarthurCook, except that (i) the Interim Agreement will continue until the earlier of November 23, 2009 or the effective date of a new investment subadvisory agreement, if any, approved by the Fund's shareholders; (ii) the Interim Agreement

RMR Asia Pacific Real Estate Fund
Notes to Financial Statements – continued

June 30, 2009 (unaudited)

may be terminated by the Fund on five days' prior notice to MCK and (iii) the compensation earned by MacarthurCook under the Interim Agreement will be held in an escrow account with the Fund's custodian until the earlier of the expiration or termination of the Interim Agreement or the approval by Fund shareholders of a new investment sub-advisory agreement with MacarthurCook.

RMR Advisors performs administrative functions for the Fund pursuant to an administration agreement with the Fund. RMR Advisors has entered into a subadministration agreement with State Street Bank and Trust Company, or State Street, to perform substantially all fund accounting and other administrative services. Under the administration agreement, RMR Advisors is entitled to reimbursement of the cost of providing administrative services. The Fund reimbursed RMR Advisors $47,268 for subadministrative fees charged by State Street for the six months ended June 30, 2009.

Each trustee who is not a director, officer or employee of RMR Advisors, and who is not an "interested person" of the Fund as defined under the 1940 Act, is considered to be a "disinterested trustee". Disinterested trustees are each paid by the Fund an annual fee plus attendance fees for board and committee meetings. The Fund incurred $3,705 of trustee fees and expenses during the six months ended June 30, 2009.

The Fund's board of trustees, and separately the disinterested trustees, authorized the Fund to make reimbursement payments to RMR Advisors for costs related to the Fund's compliance and internal audit programs. The Fund incurred $20,323 of compliance and internal audit expense during the six months ended June 30, 2009. The Fund also participates in pooled insurance programs with RMR Advisors and other funds managed by RMR Advisors and makes payments of allocated portions of related premiums. The Fund incurred $15,364 of allocated insurance expense during the six months ended June 30, 2009.

Note C

Securities Transactions

During the six months ended June 30, 2009, there were purchases and sales transactions (excluding short term securities) of $7,515,328 and $7,742,468 respectively. Brokerage commissions on securities transactions amounted to $31,985 during the six months ended June 30, 2009.

Note D

Reorganizations

On June 16, 2009, the Fund acquired all of the assets and assumed all of the liabilities of Old RAP, pursuant to an agreement and plan of reorganization approved by the boards of trustees of Old RAP and the Fund on March 26, 2009, and by the shareholders of Old RAP at a special meeting on June 4, 2009. It is expected that this transaction qualifies as a tax free reorganization for U.S. federal income tax purposes.

As a result of this reorganization, each holder of Old RAP common shares received common shares of the Fund having an aggregate net asset value (NAV) equal to the aggregate NAV of the common shareholder's Old RAP common shares. As of the close of business on June 16, 2009, the NAV of Old RAP was $9.993 per common share and the NAV of the Fund was $12.98 per common share. The Fund completed a 1.5:1 reverse stock split on Tuesday, June 16, 2009. Each common share of Old RAP was converted into 0.513 common shares of the Fund. Immediately after this reorganization, the combined net assets of the Fund amounted to

RMR Asia Pacific Real Estate Fund
Notes to Financial Statements – continued

June 30, 2009 (unaudited)

$17,602,113. In connection with this reorganization, the Fund has assumed the accounting and performance history of Old RAP.

Also on June 16, 2009, the Fund acquired all of the assets and assumed all of the liabilities of RAF, pursuant to an agreement and plan of reorganization approved by the boards of trustees of RAF and the Fund on March 26, 2009, and by the shareholders of RAF at a special meeting on June 4, 2009. It is expected that this transaction qualifies as a tax free reorganization for U.S. federal income tax purposes.

As a result of the reorganization, each holder of RAF common shares received common shares of the Fund having an aggregate NAV equal to the aggregate NAV of the common shareholder's RAF common shares. As of the close of business on June 16, 2009, the NAV of RAF was $9.989 per common share and the NAV of the Fund was $19.479 per common share, after effecting a 1.5:1 reverse stock split described above. Each common share of RAF was converted into 0.513 common shares of the Fund. Immediately after this reorganization, the combined net assets of the Fund amounted to $65,101,489.

The opening NAV of the Fund on Wednesday, June 17, 2009, after these reorganizations were completed, was $19.474.

Note E

Submission of Proposals to a Vote of Shareholders

A joint special meeting of the shareholders of Old RAP and RAF (the "Target Funds") was held on June 4, 2009 for shareholders to consider the reorganization of each of the Target Funds with the Fund. The results of the joint special meeting of shareholders of the Target Funds are below:

Target Funds	Shareholders	Votes For	Votes withheld	Votes abstained
Old RAP	Common	829,938.78	41,650.29	5,282.00
RAF	Common	2,421,943.53	41,672.53	32,049.13

A special meeting of the sole initial shareholder of the Fund was held on March 26, 2009 to consider: (1) the investment advisory agreement between the Fund and RMR Advisors, (2) the investment sub-advisory agreement among the Fund, RMR Advisors and MacarthurCook, (3) the election of Arthur G. Komantzelis and Barry M. Portnoy to serve as Class III Trustees of the Fund until 2010, John L. Harrington to serve as Class I Trustee of the Fund until 2011 and Jeffrey P. Somers and Adam D. Portnoy to serve as Class II trustees of the Fund until 2012, and the ratification of all actions taken by such Trustees prior to March 26, 2009, (4) the ratification of the selection of Ernst & Young LLP as the Fund's independent public accounting firm for the Fund's 2009 fiscal year, (5) the approval of the Fund's Agreement and Plan of Reorganization and related reorganization with each of Old RAP and RAF, and (6) the issuance of Fund common shares in connection with the reorganizations. The Fund's sole initial shareholder voted "For" each proposal, including the election of each individual Trustee nominee.

RMR Real Estate Income Fund
RMR Asia Pacific Real Estate Fund
June 30, 2009

For the purpose of the following, RMR Real Estate Income Fund ("RIF") and RMR Asia Pacific Real Estate Fund ("RAP") are each referred to as a "Trust".

Consideration of the Investment Advisory Agreements and Investment Sub-Advisory Agreement

RMR Advisors, Inc. ("RMR Advisors") serves as the investment adviser to each of RIF and RAP. MacarthurCook Investment Managers Limited ("MacarthurCook") serves as the investment sub-adviser to RAP. On January 28, 2009, the boards of trustees of each Trust (each a "Board") approved the investment advisory agreements between each of RIF and RAP and RMR Advisors, and the investment sub-advisory agreement among RAP, RMR Advisors and MacarthurCook, for an initial period of two years.

RIF was formed for the purpose of effectuating the reorganizations of each of RMR Real Estate Fund ("RMR"), RMR Hospitality and Real Estate Fund ("RHR"), RMR F.I.R.E. Fund ("RFR"), RMR Preferred Dividend Fund ("RDR") and RMR Dividend Capture Fund ("RCR") into RIF. RAP was formed for the purpose of effectuating the reorganizations of each of Old RMR Asia Pacific Real Estate Fund ("Old RAP") and RMR Asia Real Estate Fund ("RAF") into RAP. Each of RMR, RHR, RFR, RDR, Old RAP, RAF and RCR are referred to as the "Old RMR Funds" and, in some instances, Old RAP and RAF are referred to as the "Old RMR Asia Funds".

Investment Advisory Agreements.    In making their determination to approve each investment advisory agreement, each Board, including all of the independent trustees, considered all of the factors described below.

Each Board considered the benefits of retaining RMR Advisors as the investment adviser of each Trust. The Boards discussed the nature, extent and quality of services that RMR Advisors has provided to the Old RMR Funds and is expected to provide to the Trusts; the quality and depth of personnel in RMR Advisors' organization; the experience and expertise of RMR Advisors as an investment adviser; the capacity and future commitment of RMR Advisors to perform its duties; the advisory and other fees to be paid; the fact that RMR Advisors has agreed to waive a portion of its fees in order to reduce RAP's operating expenses and to make cash payments to certain Old RMR Funds to compensate them for the loss of their respective fee waivers in the reorganizations; the level of fees paid to RMR Advisors compared to similar funds; the performance of each Old RMR Fund advised by RMR Advisors as compared to similar funds and to the specific market segments in which such Old RMR Funds invest; the potential for economies of scale; the financial condition and profitability of RMR Advisors; and any indirect benefits derived by RMR Advisors from its relationship with the Trusts. In considering such factors, the Boards noted their recent deliberations at their meeting on September 17, 2008 at which they considered the renewal of each Old RMR Fund's investment advisory agreement with RMR Advisors. The Boards considered such deliberations to be relevant to approving the investment advisory agreements since the Trusts' respective assets would consist of the combined assets of the respective Old RMR Funds with which such Trust would reorganize. In addition, the Boards considered the following in determining to retain RMR Advisors as the investment adviser of each Trust:

The Nature, Extent and Quality of Services Provided to the Trusts by RMR Advisors

With respect to the nature, extent and quality of services that RMR Advisors would provide to the Trusts, the Boards noted the quality and depth of personnel in RMR Advisors' organization as well as their familiarity with the high level of service RMR Advisors provided to the Old RMR Funds that it advised. The Boards also noted their familiarity with RMR Advisors's management through their service on the boards of the Old RMR Funds, and considered RMR Advisors's record of compliance with the Old RMR Funds' compliance policies and procedures and whether the Old RMR Funds had operated within their investment objectives, all of which the Boards considered relevant since (a) RIF would operate in the same manner as RMR and (b) RAP would operate in the same manner as Old RAP. The Boards also discussed RMR Advisors's role in coordinating and supervising the other service providers and RMR Advisors's effectiveness in monitoring the performance of MacarthurCook.

Advisory Fees, Other Expenses, Investment Performance and the Profitability of RMR Advisors

The RIF Board compared the advisory fees and anticipated total expense ratios of RIF to those of the domestic Old RMR Funds, observing that each domestic Old RMR Fund, other than RCR, pays a management fee to RMR Advisors at an annual rate of (i) 0.85% of the fund's average managed assets, and (ii) in the case of RCR, 1.00% of the fund's average managed assets. The RIF Board acknowledged that since RMR's contractual fee waiver expired on December 18, 2008, the investment advisory agreement between RIF and RMR Advisors does not contain a contractual fee waiver. It was noted that RHR's contractual fee waiver was scheduled to expire on April 27, 2009, RFR's contractual fee waiver was scheduled to expire on November 22, 2009 and RDR's contractual fee waiver was scheduled to expire on May 24, 2010. The RIF Board considered that in order to compensate each of RHR, RFR and RDR for the elimination of its respective fee waiver, which would occur as a result of each such fund's reorganization with RIF, RMR Advisors had agreed to make cash payments to each of RHR, RFR and RDR in order to compensate those funds for the loss of their respective fee waivers that would result from the reorganizations, provided that the reorganization of each respective fund closes prior to the expiration of its respective fee waiver. In this respect, the RIF Board recalled its conclusion at its December 18, 2008 meeting that such payments were fair and reasonable and that they would not result in RHR, RFR and RDR being deprived of the benefits intended by their respective contractual fee waivers, thus contributing to the RIF Board's conclusion that it was appropriate for RIF's investment advisory agreement not to contain a contractual fee waiver. The RIF Board further noted that RCR's investment advisory agreement with RMR Advisors did not contain a contractual fee waiver and that if the reorganization of RCR with RIF were consummated, it would result in a 15 basis point reduction in the management fee for RCR's shareholders, from 1.00% of average managed assets to 0.85% of average managed assets. The RIF Board recognized that the terms of the investment advisory agreement between RIF and RMR Advisors are substantively the same as the terms of the investment advisory agreement between RMR and RMR Advisors, which the trustees had determined to renew at a meeting on September 17, 2008.

The RAP Board compared the advisory fees and anticipated total expense ratio of RAP to those of the Old RMR Asia Funds, observing that each Old RMR Asia Fund paid a management fee to RMR Advisors at an annual rate of 1.00% of the fund's average managed assets. The RAP Board considered that, for the first five years following the closing of each of Old RAP's and RAF's initial public offering of common shares, RMR Advisors had contractually agreed to waive a portion of its management fee equal to 0.25% of the average daily managed assets of each fund. The RAP Board also considered that RMR Advisors paid a sub-advisory fee to MacarthurCook as investment sub-adviser at an annual rate of 0.375% of each of Old RAP's and RAF's average daily managed assets and that for the first five years following the closing of each of Old RAP's and RAF's initial public offering of common shares, MacarthurCook had agreed to waive a portion of its sub-advisory fee for those funds. The RAP Board recognized that the terms of the investment advisory agreement between RAP and RMR Advisors are substantively the same as the terms of the investment advisory agreement between Old RAP and RMR Advisors, which the trustees had determined to renew at a meeting on September 17, 2008, except that RAP's contractual fee waiver has been extended to expire on the expiration date of RAF's historical contractual fee waiver, May 25, 2012. The RAP Board noted that, as a result, the advisory fees paid by shareholders who held common shares of Old RAP prior to the reorganizations will be lower for the one year period beginning on May 25, 2011 and ending on May 25, 2012 than such advisory fees would be if the reorganization of Old RAP with RAP were not consummated. The RAP Board considered RMR Advisors' previous representation at a meeting held on December 18, 2008 that this reduction in fees will not decrease or modify the nature or level of the services that RMR Advisors will provide to RAP relative to what it historically provided to Old RAP and RAF.

The Boards then recalled the comparative analysis presented to them at their September 17, 2008 meeting comparing each Old RMR Fund's advisory fee, total expenses and investment performance to those of the universe of closed end investment companies and a smaller peer group of investment companies. The Boards noted that, since RIF would operate in the same manner as RMR, and RAP would operate in the same manner as Old RAP, such comparisons continued to be relevant. The Boards also noted the potential impact of the reorganizations on the expenses and performance of the Trusts going forward.

With respect to the financial condition and profitability of RMR Advisors, the Boards noted, as discussed at their September 17, 2008 meeting, that RMR Advisors was continuing to lose money but that those losses were expected to be reduced after the reorganizations were consummated. The Boards also noted that the actual profitability of RMR Advisors' business with the Trusts was difficult to predict because the reorganizations had not occurred yet. The Boards concluded that the owners of RMR Advisors appeared willing to continue to provide the necessary financing to fund RMR Advisors's operation at that time.

Economies of Scale

The Boards then discussed the fact that the Trusts were being formed as part of a plan to reorganize the Old RMR Funds managed by RMR Advisors. They recognized that the reorganizations, if effected, would reduce the number of funds managed by RMR Advisors and should therefore achieve some economies of scale for both the Trusts and RMR Advisors.

Indirect Benefits to RMR Advisors

The Boards also considered the effect of direct and indirect or "fall-out" benefits (such as soft dollar arrangements) to RMR Advisors as a result of its relationship with the Trusts. The Boards noted that RMR Advisors may consider the value of research it receives from brokers when determining best execution of portfolio transactions, and that the Trusts may pay higher commissions to brokers providing research than would be available from other brokers who do not provide such benefits to RMR Advisors. The Boards recognized that a portion of the brokerage commissions paid by any given Trust might be considered as being paid to obtain research related services that may benefit RMR Advisors by making available to it research that it might otherwise determine to purchase or prepare at its own expense in connection with the services it will provide to the Trusts. In light of the potential benefits to each Trust of its availability to RMR Advisors and the relatively low absolute additional potential brokerage expenses associated with this practice, the Boards did not consider this a material factor in their analysis.

Conclusion

The Boards did not identify any single factor as controlling in its deliberations regarding the approval of the investment advisory agreements and each trustee did not necessarily attribute the same weight to the same factors. Based on the trustees' evaluation of all factors that they deemed to be relevant, each Board, including the independent trustees of each Board, concluded that RMR Advisors possesses the capability and resources to perform the duties required under the investment advisory agreements and the proposed advisory fee rates are fair and reasonable, given the scope and quality of the services to be rendered by RMR Advisors.

Investment Sub-Advisory Agreement.    In making its determination to approve the investment sub-advisory agreement, the RAP Board, including all of the independent trustees, considered all of the factors described below.

The RAP Board considered the benefits of retaining MacarthurCook as the investment sub-adviser to RAP. The RAP Board discussed the nature, extent and quality of services that MacarthurCook has provided to Old RAP and RAF and is expected to provide to RAP; the quality and experience of personnel of MacarthurCook's organization, as well as the depth of personnel; the experience and expertise of MacarthurCook as an investment adviser; the capacity and future commitment of MacarthurCook to perform its duties; the sub-advisory fees to be paid to MacarthurCook by RMR Advisors; the fact that MacarthurCook has agreed to waive a portion of its fees until May 25, 2012 and its related representation with respect to the nature and level of services it will provide to RAP; the level of investment advisory fees to be paid by RAP, which indirectly includes the fee paid to MacarthurCook, as compared to similar funds; MacarthurCook's performance history as sub-adviser to each of Old RAP and RAF; the potential for economies of scale; the financial condition and profitability of MacarthurCook; and any indirect benefits to be derived by MacarthurCook from its relationship with RAP. In considering such factors, the trustees noted their recent deliberations at their meeting on September 17, 2008 at which they considered the renewal of Old RAP's and RAF's sub-advisory agreements with MacarthurCook. The RAP Board considered such deliberations to be relevant to approving the sub-advisory agreement since RAP's assets would consist of the combined assets of Old RAP and RAF. In addition, the RAP Board considered the following in determining to retain MacarthurCook as the investment sub-adviser of RAP:

The Nature, Extent and Quality of Services Provided by MacarthurCook

The RAP Board considered the level and depth of knowledge of MacarthurCook. The RAP Board took into account their familiarity with MacarthurCook and its management through Old RAP and RAF, noting those funds' strong historical performance. The RAP Board also considered MacarthurCook's record of compliance with its own compliance policies and procedures, with Old RAP and RAF's compliance policies and procedures, whether Old RAP and RAF had operated within their investment objectives and RMR Advisors' oversight of MacarthurCook, all of which the RAP Board considered relevant since RAP would operate in the same manner as Old RAP. Additionally, the RAP Board considered the extent of specialized knowledge of MacarthurCook, noting that MacarthurCook specialized in the area of real estate investment management in the Asia Pacific region.

Sub-Advisory Fees, Other Expenses, Investment Performance and the Profitability of MacarthurCook

The RAP Board noted that RMR Advisors, not RAP, would pay MacarthurCook 0.375% per annum of the value of RAP's managed assets and that MacarthurCook had agreed to waive a portion of its investment sub-advisory fee until May 25, 2012 such that the fee payable to MacarthurCook would be equal to 0.25% per annum of the value of RAP's managed assets. The RAP Board further noted that the sub-advisory fee under the investment sub-advisory agreement was a product of arm's length negotiations between RMR Advisors and MacarthurCook. The RAP Board noted that the decrease in fees represented by the extension of Old RAP's fee waiver that would result from the reorganizations will not decrease or modify the nature or level of the services that MacarthurCook will provide to RAP relative to what it currently provides to Old RAP and RAF, and that the sub-advisory agreement among RAP, RMR Advisors and MacarthurCook was otherwise substantively identical to the sub-advisory agreement among Old RAP, RMR Advisors and MacarthurCook that the trustees determined to renew at a meeting on September 17, 2008. The independent trustees also noted their recollection, and later confirmed with RMR Advisors' management, that in the negotiation of the sub-advisory fee to be paid to MacarthurCook in connection with the establishment of Old RAP and RAF, such fees were agreed upon by reference to, and were consistent with, the fees paid to investment advisers who provide comparable services in Old RAP's and RAF's market sector, and that the sub-advisory fee to be paid to MacarthurCook for RAP, which would operate in the same market sector as Old RAP and RAF, was identical to that paid for Old RAP and RAF.

The RAP Board then recalled the comparative analysis presented to them at their September 17, 2008 meeting comparing each of Old RAP's and RAF's advisory expense (which includes the sub-advisory fees) and total expenses to those of the universe of closed end investment companies and a smaller peer group of investment companies. With respect to the trustees' evaluation of MacarthurCook's investment performance, the trustees recalled their consideration of Old RAP's and RAF's performance results as compared to relevant benchmarks presented at their September 17, 2008 meeting. The RAP Board noted that, since RAP would operate in the same manner as Old RAP, such comparisons continued to be relevant. The RAP Board also noted the potential impact of the reorganizations on the expenses and performance of RAP going forward.

The RAP Board then discussed the experience of MacarthurCook in general, recalling MacarthurCook's presentation and noting that MacarthurCook had the financial wherewithal to perform the services required under the sub-advisory agreement. In considering the profitability of MacarthurCook, the RAP Board again noted that the fee paid pursuant to the investment sub-advisory agreement was the product of arm's length negotiations between RMR Advisors and MacarthurCook and that MacarthurCook has agreed to waive a portion of the sub-advisory fee payable by RMR Advisors, allowing RMR Advisors to pass this savings on to RAP in the form of a waiver of its advisory fee charged to RAP.

Economies of Scale

The RAP Board then discussed the fact that RAP was being formed as part of a plan to reorganize Old RAP and RAF. The RAP Board recognized that the reorganizations, if effected, should achieve some economies of scale by virtue of the combination of the assets of Old RAP and RAF into RAP and with respect to certain expenses.

Other Benefits to MacarthurCook

The RAP Board also considered the indirect benefits to be derived by MacarthurCook from its relationship with RAP. In particular, the RAP Board considered that MacarthurCook is permitted to consider the value of research it receives from brokers when determining best execution of portfolio transactions, and that RAP may pay higher commissions to brokers providing research than would be available from other brokers who do not do so. As such, a portion of the brokerage commissions paid by RAP may be considered as paid to obtain research related services that may benefit MacarthurCook by making available to it research that it might otherwise determine to purchase or prepare at its own expense in connection with services it provides to all of its clients. In light of the potential benefits to RAP of its availability to MacarthurCook and the relatively low absolute additional potential brokerage expenses associated with this practice, the RAP Board did not consider this a material factor in its analysis. Additionally, the RAP Board noted that MacarthurCook had reported that the brokers with whom it will place portfolio transactions on behalf of RAP to date typically have not conditioned the availability of research on commission related factors.

Conclusion

In considering the approval of the investment sub-advisory agreement, the RAP Board did not identify any single factor as controlling. Based on the trustees' evaluation of all factors that they deemed to be relevant, the RAP Board, including the independent trustees, concluded that MacarthurCook possesses the capability and resources to perform the duties required under the investment sub-advisory agreement; based on their experience with MacarthurCook as sub-adviser of Old RAP and RAF, MacarthurCook maintains an appropriate compliance program; and the proposed sub-advisory fee rate is fair and reasonable, given the scope and quality of the services to be rendered by MacarthurCook.

Brokerage Policy

Subject to the supervision of the board of trustees, RMR Advisors is authorized to employ such securities brokers and dealers for the purchase and sale of Fund assets and to select the brokerage commission rates at which such transactions are effected. In selecting brokers or dealers to execute transactions for the Funds, RMR Advisors seeks the best execution available (which may or may not result in paying the lowest available brokerage commission or lowest spread). In so doing, RMR Advisors considers all factors it believes are relevant to obtaining best execution, including such factors as: the net price available; the reliability, integrity and financial condition of the broker; the size of and difficulty in executing the order; the value of the expected contribution of the broker and the scope and quality of research it provides.

RMR Advisors may select brokers that furnish it or its affiliates or personnel, directly or through third party or correspondent relationships, with research or brokerage services which provide, in its view, appropriate assistance to it in the investment decision making or trade execution processes. Such research or brokerage services may include, without limitation and to the extent permitted by applicable law: research reports on companies, industries and securities; economic and financial data; financial publications; and broker sponsored industry conferences. Research or brokerage services obtained in this manner may be used in servicing any or both of the Funds. Such products and services may disproportionately benefit the one Fund relative to another Fund based on the amount of brokerage commissions paid by such Fund and such other Funds. To the extent that RMR Advisors uses commission dollars to obtain research or brokerage services, it will not have to pay for those products and services itself.

RMR Advisors may endeavor, subject to best execution, to execute trades through brokers who, pursuant to such arrangements, provide research or brokerage services in order to ensure the continued receipt of research or brokerage services it believes are useful in its decision making or trade execution processes.

RMR Advisors may pay, or be deemed to have paid, commission rates higher than it could have otherwise paid in order to obtain research or brokerage services. Such higher commissions would be paid in accordance with Section 28(e) of the Securities Exchange Act of 1934, which requires RMR Advisors to determine in good faith that the commission paid is reasonable in relation to the value of the research or brokerage services provided. RMR Advisors believes that using commission dollars to obtain the type of research or brokerage services mentioned above enhances its investment research and trading processes, thereby increasing the prospect for higher investment returns.

Privacy Notice

Each Fund advised by RMR Advisors recognizes and respects the privacy concerns of its shareholders. The Funds do not sell your name or other information about you to anyone. The Funds collect nonpublic personal information about you in the course of doing business with shareholders and investors. "Nonpublic personal information" is personally identifiable financial information about you. For example, it includes information regarding your social security number, account balance, bank account information and purchase and sale history.

The Funds collect this information from the following sources:

  •
  Information we receive from you on applications or other forms;

  •
  Information about your transactions with us and our service providers, or others; and

  •
  Information we receive from consumer reporting agencies (including credit bureaus).

What the Funds disclose and to whom the Funds disclose information.

The Funds only disclose nonpublic personal information the Funds collect about shareholders as permitted by law. For example, the Funds may disclose nonpublic personal information about shareholders to nonaffiliated third parties such as:

  •
  To government entities, in response to subpoenas or to comply with laws or regulations.

  •
  When you, the shareholder, direct the Funds to do so or consent to the disclosure.

  •
  To companies that perform necessary services for the Funds, such as data processing companies that the Funds use to process your transactions or maintain your account.

  •
  To protect against fraud, or to collect unpaid debts.

  •
  In connection with disputes or litigation between the Funds and the concerned shareholders.

Information about former shareholders.

If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices described in this notice.

How the Funds safeguard information.

The Funds conduct their business through directors, officers and third parties that provide services pursuant to agreements with the Funds (for example, the service providers described above). The Funds do not have any employees. The Funds restrict access to your personal and account information to those persons who need to know that information in order to provide services to you. The Funds or their service providers maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Customers of other financial institutions.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker dealer, bank or trust company, the privacy policy of your financial intermediary will govern how your non-public personal information will be shared with non-affiliated third parties by that entity.

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used to vote proxies relating to each Fund's portfolio securities is available: (1) without charge, upon request, by calling us at (866)790-8165; and (2) as an exhibit to each Fund's annual report on Form N-CSR, which is available on the website of the U.S. Securities and Exchange Commission (the "Commission") at http://www.sec.gov. Information regarding how proxies received by each Fund during the most recent 12 month period ended June 30, 2009 have been voted is available: (1) without charge, on request, by calling us at (866)790-8165; or (2) by visiting the Commission's website at http://www.sec.gov and accessing each Fund's Form N-PX.

Procedures for the Submission of Confidential and Anonymous Concerns or Complaints about Accounting, Internal Accounting Controls or Auditing Matters

The Funds are committed to compliance with all applicable securities laws and regulations, accounting standards, accounting controls and audit practices and have established procedures for handling concerns or complaints about accounting, internal accounting controls or auditing matters. Any shareholder or other interested party who desires to communicate with our independent trustees or any other trustees, individually or as a group, may do so by filling out a report at the "Corporate Governance" section of our website (www.rmrfunds.com), by calling our toll free confidential message system at 866-511-5038, or by writing to the party for whom the communication is intended, care of our director of internal audit, RMR Funds, 400 Centre Street, Newton, MA 02458. Our director of internal audit staff will then deliver any communication to the appropriate party or parties.

Portfolio Holdings Reports

Each Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q, which is available on the Commission's website at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Each Fund provides additional data on its website at www.rmrfunds.com.

Certifications

Each Fund's principal executive officer and principal financial officer certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 and filed with the Fund's N-CSR are available on the Commission's website at http://www.sec.gov.

RMR Real Estate Income Fund
RMR Asia Pacific Real Estate Fund

Dividend Reinvestment Plan

The board of trustees of each of RIF and RAP have adopted a Dividend Reinvestment and Cash Purchase Plan (each, a "Plan"), sometimes referred to as an opt-out plan. You will have all your cash distributions invested in common shares automatically unless you elect to receive cash. As part of each Plan, you will have the opportunity to purchase additional common shares by submitting a cash payment for the purchase of such shares (the "Cash Purchase Option"). Your cash payment, if any, for the additional shares may not exceed $10,000 per quarter, per Plan and must be for a minimum of $100 per quarter. Wells Fargo Bank N.A. is the plan agent and paying agent for each plan. The plan agent will receive your distributions and additional cash payments under the Cash Purchase Option and either purchase common shares in the open market for your account or directly from the applicable Fund. If you elect not to participate in a Plan, you will receive all cash distributions in cash paid by check mailed to you (or, generally, if your shares are held in street name, to your broker) by the paying agent.

The number of common shares of each Fund you will receive if you do not opt out of a Plan will be determined as follows:

(1)
If, on a distribution payment date for a Fund, the market price per common share plus estimated per share brokerage commissions applicable to an open market purchase of common shares is below the net asset value per common share on that payment date, the plan agent will receive the distribution in cash and, together with your additional cash payments, if any, will purchase common shares of that Fund in the open market, on the NYSE Amex or elsewhere, for your account prior to the next ex-dividend date (or 60 days after the distribution payment date, which ever is sooner, in the case of RAP). It is possible that the market price for a Fund's common shares may increase before the plan agent has completed its purchases. Therefore, the average purchase price per share paid by the plan agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the distribution had been paid to you in common shares newly issued by a Fund. In the event it appears that the plan agent will not be able to complete the open market purchases prior to the next ex-dividend date, each Fund will determine whether to issue the remaining shares at the greater of (i) net asset value per common share at the time of purchase or (ii) 100% of the per common share market price at the time of purchase. Interest will not be paid on any uninvested amounts.

(2)
If, on the distribution payment date for a Fund, the market price per common share plus estimated per share brokerage commissions applicable to an open market purchase of common shares is at or above the net asset value per common share on that payment date, the appropriate Fund will issue new shares for your account, at a price equal to the greater of (i) net asset value per common share on that payment date or (ii) 95% of the per common share market price on that payment date.

(3)
The plan agent maintains all shareholder accounts in each Plan (including all shares purchased under the Cash Purchase Option) and provides written confirmation of all transactions in the accounts, including information you may need for tax records. Common shares in your account will be held by the Plan agent in non-certificated form. Any proxy you receive will include all common shares you have received or purchased under a Plan.

You may withdraw from any Plan at any time by giving written notice to the plan agent. If you withdraw or a Plan is terminated, the plan agent will transfer the shares in your account to you (which may include a cash payment for any fraction of a share in your account). If you wish, the plan agent will sell your shares and send you the proceeds, minus brokerage commissions to be paid by you.

The Plan agent is not authorized to make any purchases of shares for your account if doing so will result in your owning shares in excess of 9.8% of the total shares outstanding in each Fund. Dividends or cash purchase option payments which may result in such prohibited transactions will be paid to you in cash.

The plan agent's administrative fees will be paid by the Funds. There will be no brokerage commission charged with respect to common shares issued directly by any Fund. Each participant will pay a pro rata share of brokerage commissions incurred by the plan agent when it makes open market purchases of a Fund's shares pursuant to a Plan including the Cash Purchase Option.

Either Fund may amend or terminate its Plan or the Cash Purchase Option if its board of trustees determines the change is appropriate. However, no additional charges will be imposed upon participants by amendment to a Plan except after prior notice to participants.

Participation in a Plan will not relieve you of any federal, state or local income tax that may be payable (or required to be withheld) as a result of distributions you receive which are credited to your account under a Plan rather than paid in cash. Automatic reinvestment of distributions in a Fund's common shares will not relieve you of tax obligations arising from your receipt of that Fund's distributions even though you do not receive any cash.

All correspondence* about any Plan should be directed to Wells Fargo Shareowner Services, P.O. Box 64856, St. Paul, MN 55164-0856 or by telephone at 1-866-877-6331 and by overnight mail to Wells Fargo Bank N.A., 161 North Concord Exchange, South St. Paul, MN 55075.

*
Shareholders who hold shares of a Fund in "street name", that is, through a broker, financial advisor or other intermediary should not contract the Administrator with Plan correspondence, opt-out cash purchase option or other requests. If you own your shares in street name, you must instead contact your broker, financial advisor or intermediary.

RMR Real Estate Income Fund
RMR Asia Pacific Real Estate Fund

Name, Address and Age*	Position(s) Held with Fund and Term of Office	Principal Occupation(s) During Past Five Years (Including Other Public Company Directorships Held by Trustee)	Number of Funds Within Fund Complex Overseen by Trustee**	Length of Time Served#
Interested Trustees@
Barry M. Portnoy^ (63)	Class III Trustee to serve until 2010; Portfolio Manager of RIF	Chairman of Reit Management & Research LLC ("Reit Management") since 1986; Managing Trustee of HRPT Properties Trust since 1986; Managing Trustee of Hospitality Properties Trust since 1995; Managing Trustee of Senior Housing Properties Trust since 1999; Managing Director of Five Star Quality Care, Inc. since 2001; Director and Vice President of RMR Advisors since 2002; Managing Director of TravelCenters of America LLC since 2007; Director of Affiliates Insurance Company since 2008; Managing Trustee of Government Properties Income Trust since 2009.	2	2003 to present
Adam D. Portnoy^ (38)	Class II Trustee to serve until 2012; President and Chief Executive Officer; Portfolio Manager of RIF	President and Chief Executive Officer of Reit Management since 2006 (Vice President from 2003 to 2006); Managing Trustee of HRPT Properties Trust since 2006 (Executive Vice President from 2003 to 2006); President, Chief Executive Officer and Director of RMR Advisors since 2007 (Vice President from 2003 to 2007); Managing Trustee of Hospitality Properties Trust since 2007; Managing Trustee of Senior Housing Properties Trust since 2007; Director of Affiliates Insurance Company since 2008; President and Managing Trustee of Government Properties Income Trust since 2009.	2	2009 to present
Disinterested Trustees
John L. Harrington (72)	Class I Trustee to serve until 2011	President, Executive Director and Trustee of the Yawkey Foundation since 1981; Trustee of the JRY Trust since 1982; Chairman of the Board and Trustee of the Yawkey Foundation (a charitable trust) from 2002 to 2003 and since 2007; Chief Executive Officer and General Partner of the Boston Red Sox Baseball Club from 1973 to 2001; Trustee of Hospitality Properties Trust since 1995; Trustee of Senior Housing Properties Trust since 1999; Director of Five Star Quality Care, Inc. from 2001 to 2003; President of Boston Trust Management Corp. from 1981 to 2006; Principal of Bingham McCutchen Sports Consulting LLC from 2007 to 2008; Director of Affiliates Insurance Company since 2008; Trustee of Government Properties Income Trust since 2009.	2	2003 to present

RMR Real Estate Income Fund
RMR Asia Pacific Real Estate Fund

Name, Address and Age*	Position(s) Held with Fund and Term of Office	Principal Occupation(s) During Past Five Years (Including Other Public Company Directorships Held by Trustee)	Number of Funds Within Fund Complex Overseen by Trustee**	Length of Time Served#
Arthur G. Koumantzelis (78)	Class III Trustee to serve until 2010	Trustee of Hospitality Properties Trust from 1995 to 2007; President and Chief Executive Officer of Gainesborough Investments LLC from 1998 to 2007; Trustee of Senior Housing Properties Trust from 1999 to 2003; Director of Five Star Quality Care, Inc. since 2001; President and Chief Executive Officer of AGK Associates LLC (consulting services for non-profit organizations) since 2007; Director of TravelCenters of America LLC since 2007; Director of Affiliates Insurance Company since 2008.	2	2003 to present
Jeffrey P. Somers (66)	Class II Trustee to serve until 2012	Director and Equity Member of Morse, Barnes-Brown & Pendleton, P.C. (law firm) since 1995; Director and Secretary of Biomeasure, Inc. from 1976 to 2008; Secretary of Cantella & Co., Inc. (an SEC-registered broker-dealer) since 1990; Director of Cantella Management Corp. (holding company for Cantella & Co., Inc.) since 2002; Trustee of Senior Housing Properties Trust since 2009; Director of Affiliates Insurance Company since 2009; Director of Government Properties Income Trust since 2009.	2	2009 to present

*
The business address of each trustee is 400 Centre Street, Newton, Massachusetts 02458.

**
The RMR Funds fund complex consists of RIF and RAP.

#
The length of time served represents the year in which the trustee was first elected or appointed to any fund in the RMR Funds complex, including the funds which were reorganized to form RIF and RAP.

@
"Interested Trustees" are trustees who are "interested persons" of the Funds within the meaning of the 1940 Act. Mr. Barry Portnoy and Mr. Adam Portnoy are each an "interested person", as defined by the 1940 Act, of the Funds as a result of their ownership of, and current positions with, the Funds' investment adviser, RMR Advisors, Inc.

^
Adam D. Portnoy is the son of Barry M. Portnoy, a Managing Trustee of the Funds.

RMR Real Estate Income Fund
RMR Asia Pacific Real Estate Fund

Name, Address and Age*	Position(s) Held with Fund and Term of Office	Principal Occupation(s) During Past Five Years	Number of RMR Funds for which position is held**	Length of Time Served#
Executive Officers
Adam D. Portnoy^ (38)	Managing Trustee; Portfolio Manager of RIF, President and Chief Executive Officer. Serves at the discretion of the Board.	President and Chief Executive Officer of Reit Management since 2006 (Vice President from 2003 to 2006); Managing Trustee of HRPT Properties Trust since 2006 (Executive Vice President from 2003 to 2006); President, Chief Executive Officer and Director of RMR Advisors since 2007 (Vice President from 2003 to 2007); Managing Trustee of Hospitality Properties Trust since 2007; Managing Trustee of Senior Housing Properties Trust since 2007; Director of Affiliates Insurance Company since 2008; President and Managing Trustee of Government Properties Income Trust since 2009.	2	2007 to present
Mark L. Kleifges (48)	Treasurer and Chief Financial Officer. Serves at the discretion of the Board.	Executive Vice President of Reit Management since 2008 (Senior Vice President from 2006 to 2008 and Vice President from 2002 to 2006); Treasurer and Chief Financial Officer, Hospitality Properties Trust since 2002; Treasurer of RMR Advisors since 2004 (Vice President from 2003 to 2004).	2	2003 to present
Jennifer B. Clark (47)	Secretary and Chief Legal Officer. Serves at the discretion of the Board.
		Executive Vice President and General Counsel of Reit Management since 2008 (Senior Vice President from 2006 to 2008 and Vice President from 1999 to 2006); Secretary of Hospitality Properties Trust since 2008 (Assistant Secretary from 1996 to 2008); Secretary of Senior Housing Properties Trust since 2008 (Assistant Secretary from 1998 to 2008); Secretary of HRPT Properties Trust since 2008 (Senior Vice President from 1999 to 2008); Assistant Secretary of Five Star Quality Care, Inc. since 2001; Secretary of RMR Advisors since 2002; Secretary of TravelCenters of America LLC since 2007; President and Secretary of Affiliates Insurance Company since 2008; Secretary of Government Properties Income Trust since 2009.	2	2003 to present
Fernando Diaz (40)	Vice President and Portfolio Manager of RIF. Serves at the discretion of the Board.	Vice President of RMR Advisors since 2007; Senior REIT Analyst and Assistant Portfolio Manager, State Street Global Advisors/The Tuckerman Group from 2001 to 2006; Senior REIT Analyst and Assistant Portfolio Manager, GID Securities, LLC from 2006 to 2007.	2	2007 to present

RMR Real Estate Income Fund
RMR Asia Pacific Real Estate Fund

Name, Address and Age*	Position(s) Held with Fund and Term of Office	Principal Occupation(s) During Past Five Years	Number of RMR Funds for which position is held**	Length of Time Served#
John C. Popeo (48)	Vice President. Serves at the discretion of the Board.	Executive Vice President of Reit Management since 2008 (Senior Vice President from 2006 to 2008 and Vice President from 1999 to 2006); Treasurer of Reit Management since 1997; Treasurer, Chief Financial Officer and Assistant Secretary of HRPT Properties Trust since 1997; Vice President of RMR Advisors since 2004 (Treasurer from 2002 to 2004); Treasurer and Assistant Secretary of Affiliates Insurance Company since 2008.	2	2004 to present
Karen Jacoppo-Wood (42)	Vice President. Serves at the discretion of the Board.	Vice President of RMR Advisors since 2007; Counsel, Pioneer Investment Management, Inc. from 2004 to 2006; Vice President and Managing Counsel, State Street Bank and Trust Company from 2006 to 2007.	2	2007 to present
William J. Sheehan (64)	Chief Compliance Officer and Director of Internal Audit. Serves at the discretion of the Board.	Director of Internal Audit of HRPT Properties Trust, Hospitality Properties Trust, Senior Housing Properties Trust and Five Star Quality Care, Inc. since 2003; Chief Compliance Officer and Director of Internal Audit of RMR Advisors since 2004; Director of Internal Audit of TravelCenters of America LLC since 2007; Director of Internal Audit and Chief Compliance Officer of Affiliates Insurance Company since 2008; Director of Internal Audit of Government Properties Income Trust since 2009.	2	2004 to present

*
The business address of each executive officer is 400 Centre Street, Newton, Massachusetts 02458.

**
The RMR Funds fund complex consists of RIF and RAP.

#
The length of time served represents the year in which the executive officer was first elected to that position in any fund in the RMR Funds complex, including the funds which were reorganized to form RIF and RAP.

^
Adam D. Portnoy is the son of Barry M. Portnoy, a Managing Trustee of the Funds.

WWW.RMRFUNDS.COM

Item 2.    Code of Ethics.

The information is only required for the annual report on Form N-CSR.

Item 3.    Audit Committee Financial Expert.

The information is only required for the annual report on Form N-CSR.

Item 4.    Principal Accountant Fees and Services.

The information is only required for the annual report on Form N-CSR.

Item 5.    Audit Committee of Listed Registrants.

The information is only required for the annual report on Form N-CSR.

Item 6.    Schedule of Investments.

The information required under Item 6 is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The information is only required for the annual report on Form N-CSR.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

The information is only required for the annual report on Form N-CSR.

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

        During the six months ended June 30, 2009, there were no purchases made by or on behalf of the registrant or any "affiliated purchaser" as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (17 CFR 240.10b-18(a)(3)), of shares of the registrant's equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10.    Submission of Matters to a Vote of Security Holders.

        There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.    Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective, as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.    Exhibits.

(a)
(2) Certifications of principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(b)
Certifications of principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RMR REAL ESTATE INCOME FUND
By:
/s/ ADAM D. PORTNOY Adam D. Portnoy President Date: August 19, 2009

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/s/ ADAM D. PORTNOY Adam D. Portnoy President Date: August 19, 2009
By:
/s/ MARK L. KLEIFGES Mark L. Kleifges Treasurer Date: August 19, 2009

QuickLinks

  Item 1. Reports to Shareholders.
NOTICE CONCERNING LIMITED LIABILITY
RMR Real Estate Income Fund Portfolio of Investments – June 30, 2009 (unaudited)
RMR Real Estate Income Fund Financial Statements
RMR Real Estate Income Fund Financial Highlights
RMR Real Estate Income Fund Notes to Financial Statements June 30, 2009 (unaudited)
RMR Asia Pacific Real Estate Fund Portfolio of Investments – June 30, 2009 (unaudited)
RMR Asia Pacific Real Estate Fund Financial Statements
RMR Asia Pacific Real Estate Fund Financial Highlights
RMR Asia Pacific Real Estate Fund Notes to Financial Statements June 30, 2009 (unaudited)
RMR Real Estate Income Fund RMR Asia Pacific Real Estate Fund
  Item 2. Code of Ethics.
  Item 3. Audit Committee Financial Expert.
  Item 4. Principal Accountant Fees and Services.
  Item 5. Audit Committee of Listed Registrants.
  Item 6. Schedule of Investments.
  Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
  Item 8. Portfolio Managers of Closed-End Management Investment Companies.
  Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
  Item 10. Submission of Matters to a Vote of Security Holders.
  Item 11. Controls and Procedures.
  Item 12. Exhibits.
SIGNATURES